SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. 1)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate Box:
[ ]   Preliminary Proxy Statement
      Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                          DAWSON PRODUCTION SERVICES, INC.
               (Name of Registrant as Specified In Its Charter)

                          DAWSON PRODUCTION SERVICES, INC.
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

      No fee required   [X]
      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

      1)    Title of each class of securities to which transaction applies:

      2)    Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      4)    Proposed maximum aggregate value of transaction:

      Fee paid previously with preliminary materials.

      Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:
      2)    Form, Schedule or Registration Statement No.:
      3)    Filing Party:

                        DAWSON PRODUCTION SERVICES, INC.

                    Notice of Annual Meeting of Shareholders
                               September 11, 1997

To the Shareholders of Dawson Production Services, Inc.:

        Notice is hereby given that the 1997 Annual Meeting of Shareholders (the "Annual Meeting") of Dawson Production Services, Inc. (the "Company") will be held on September 11, 1997, at 10:00 a.m. Central Time, at the Adams Mark Hotel, which is located at 111 Pecan Street East, San Antonio, Texas, for the purpose of considering and acting upon the following matters:

        (1) To elect eight directors to hold office in accordance with the Company's Bylaws with one director position remaining vacant;

        (2) To ratify the appointment of KPMG Peat Marwick LLP as the Company's independent accountants and auditors for the 1998 fiscal year;

        (3) To increase the number of shares authorized to be issued pursuant to the Dawson Production Services, Inc. 1995 Incentive Plan; and

        (4) To consider and act upon any matter incident to the foregoing purposes and transact such other business as may properly come before the meeting or any adjournments thereof.

        The record date for the meeting has been established to be August 1, 1997. Only shareholders of record at the close of business on that date will be entitled to notice of and to vote at, the Annual Meeting or any adjournments thereof. You are cordially invited to attend the Annual Meeting. Shareholders wishing to attend the Annual Meeting should bring proper identification and evidence of their ownership of shares in the Company's voting securities.

        Even if you plan to attend the Annual Meeting, you are still requested to sign, date and return the accompanying proxy in the enclosed self-addressed, stamped envelope. If you attend, you may vote in person if you wish, even though you have sent in your proxy.

                                         By Order of the Board of Directors

                                         /s/ KAREN L. RICHTER

                                             Karen L. Richter, Secretary

San Antonio, Texas
August 7, 1997

                        DAWSON PRODUCTION SERVICES, INC.
                         112 E. Pecan Street, Suite 1000
                            San Antonio, Texas 78205

                              ---------------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS

                              ---------------------

SOLICITATION AND REVOCABILITY OF PROXIES

        This Proxy Statement is furnished by the Board of Directors of Dawson Production Services, Inc., a Texas corporation (the "Company"), in connection with the solicitation of proxies on behalf of the Company for use at the Annual Meeting of Shareholders to be held Thursday, September 11, 1997 (the "Meeting") at the Adams Mark Hotel, 111 Pecan Street East San Antonio, Texas and at any adjournment thereof. When properly executed proxies in the accompanying form are received, the shares represented thereby will be voted at the meeting in accordance with the directions noted thereon. If no direction is indicated, such shares will be voted for the election of the directors and the appointed auditors and for the amendment to the 1995 Incentive Plan, as set forth in the Notice of Annual meeting attached to this Proxy Statement.

        Management does not intend to present any business for a vote at the Meeting other than the matters set forth in the accompanying Notice of Annual Meeting, and it has no information that others will do so. If other matters requiring the vote of the shareholders properly come before the Meeting, it is the intention of the persons named in the attached form of proxy to vote the proxies held by them in accordance with their judgment on such matters.

        Any shareholder giving a proxy has the power to revoke that proxy at any time before it is voted. A proxy may be revoked by filing with the Secretary of the Company either a written revocation or a duly executed proxy bearing a date subsequent to the date of the proxy being revoked. Any shareholder may attend the Meeting and vote in person, whether or not such shareholder has previously submitted a proxy.

        In addition to soliciting proxies by mail, officers and regular employees of the Company may solicit the return of proxies personally or by telephone. Brokerage houses and other custodians, nominees and fiduciaries may be requested to forward solicitation material to the beneficial owners of stock.

        The Company will bear the cost of preparing, printing, assembling and mailing the Notice of Annual Meeting, this Proxy Statement, the enclosed form of proxy and any additional material, as well as the cost of forwarding solicitation material to and soliciting proxies from the beneficial owners of stock.

        This Proxy Statement and the accompanying form of proxy are first being sent or given to the Company's shareholders on or about August 7, 1997.

VOTING SECURITIES

        The record date for determining shareholders entitled to notice of and to vote at the Annual Meeting is the close of business on August 1, 1997. On that date there were 11,126,285 issued and outstanding shares of the Company's $.01 par value Common Stock ("Common Stock"), held of record by approximately 112 record holders. The Common Stock is the Company's only class of voting securities outstanding. Each share of the Company's Common Stock is entitled to one vote for the election of directors and in any other matter that may be acted upon at the Annual Meeting. The Company's Articles of Incorporation do not permit cumulative voting.

ADDITIONAL INFORMATION

        The Company shall provide without charge to each shareholder of the Company upon the written request of such shareholder a copy of the Company's annual report on Form 10-K, including the financial statements and the financial statement schedules, required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), for the Company's most recent fiscal year. The Company also shall provide without charge by first class or other equally prompt means within one business day of receipt of a written or oral request from a person to whom this proxy statement is delivered a copy of any and all information that has been incorporated herein by reference. Shareholders should address such requests to Mr. P. Mark Stark, Chief Financial Officer of the Company, at 112 E. Pecan Street, Suite 1000, San Antonio, Texas 78205.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of June 18, 1997 by (i) each director of the Company, (ii) each Named Executive Officer, (iii) each person known or believed by the Company to own beneficially 5% or more of the Common Stock and (iv) all directors and executive officers as a group. Unless otherwise indicated, each person has sole voting and dispositive power with respect to such shares.

                                                            NUMBER OF         PERCENT BENEFICIALLY
                NAME OF BENEFICIAL OWNER                     SHARES(1)               OWNED(1)
                ------------------------                     ------                  -----
Michael E. Little.......................................      254,521(2)             2.26%
Russell Banks...........................................        9,600(3)               *
J. Michael Bell.........................................       64,500(4)               *
James Byerlotzer........................................        1,000                  *
Joseph B. Eustace.......................................       67,670(5)               *
Michael R. Furrow.......................................        1,000                  *
Wm Ward Greenwood.......................................       17,723(6)               *
Douglas D. Lewis........................................       23,933(7)               *
Paul E. McCollam........................................    1,267,332(8)             11.37%
Stephen F. Oakes........................................    1,263,032(9)             11.34%
Lawrence C. Petrucci....................................       8,600(10)               *
P. Mark Stark...........................................       8,130(10)               *
RIMCO Partners, L.P.
    RIMCO Partners, L.P. II
    RIMCO Partners, L.P. III
    RIMCO Partners, L.P. IV.............................   1,250,132(11)             11.24%
       Resource Investors Management Company Limited
       Partnership, their general partner
                                        2

           RIMCO Associates, Inc., its general partner
           22 Waterville Road
           Avon, Connecticut  06001

All executive officers and directors
    as a group (12 persons).............................   1,736,909(12)             15.24%

-----------------------

*  Less than 1%

    (1) Shares of Common Stock that are not outstanding but that can be acquired by a person within 60 days upon exercise of an option or similar right are included in the number of shares beneficially owned and in computing the percentage for such person but are not included in the number of shares beneficially owned and in computing the percentage for any other person.

    (2) Includes immediately exercisable options to purchase 116,376 shares of Common Stock.

    (3) Includes immediately exercisable options to purchase 8,600 shares of Common Stock.

    (4) Includes 43,000 shares owned by HixVen Partners, of which Mr. Bell, a director of the Company, is the managing general partner, and with respect to which shares he exercises sole voting and investment power. Also includes immediately exercisable options for the purchase of 17,200 shares of Common Stock, and 4,300 shares of Common Stock owned by Mr. Bell's wife as to which Mr. Bell disclaims any beneficial ownership.

    (5) Includes immediately exercisable options to purchase 45,672 shares of Common Stock.

    (6) Includes immediately exercisable options to purchase 17,200 shares of Common Stock.

    (7) Includes immediately exercisable options to purchase 17,200 shares of Common Stock.

    (8) Includes 1,250,132 shares of Common Stock beneficially owned by the RIMCO Parties and immediately exercisable options to purchase 17,200 shares of Common Stock. Mr. McCollam intends to direct to the RIMCO Parties the economic benefit of any options he has acquired in his capacity as a director of the Company. Mr. McCollam's address is c/o RIMCO Associates, Inc., 600 Travis Street, Suite 6875, Houston, Texas 77002.

    (9) Includes 1,250,132 shares of Common Stock beneficially owned by the RIMCO Parties and immediately exercisable options to purchase 12,900 shares of Common Stock. Mr. Oakes intends to direct to the RIMCO Parties the economic benefit of any options he has acquired in his capacity as a director of the Company. Mr. Oakes' address is c/o RIMCO Associates, Inc., 22 Waterville Road, Avon, Connecticut 06001.

   (10) Represents immediately exercisable options to purchase shares of Common Stock.

   (11) The RIMCO Parties are limited partnerships; the general partner of each is Resource Investors Management Company Limited Partnership, and its general partner is RIMCO Associates, Inc. Voting and investment power over the shares held by the RIMCO Parties is exercised by the managing directors of Resource Investors Management Company Limited Partnership, and by the officers and directors of RIMCO Associates, Inc. Messrs. McCollam and Oakes, directors of the Company, are managing directors of Resource Investors Management Company Limited Partnership.

   (12) Includes immediately exercisable options to purchase 269,078 shares of Common Stock.

ELECTION OF DIRECTORS

        A Board of Directors is to be elected, with each director elected to hold office until the next annual meeting of shareholders or until his successor shall be elected or appointed. The persons whose names are set forth as proxies in the enclosed form of proxy will vote all shares over which they have control "FOR" the election of the Board of

Directors' nominees unless otherwise directed. Although the Board of Directors of the Company does not contemplate that any of the nominees will be unable to serve, if such a situation should arise prior to the Annual Meeting, the appointed proxies will use their discretionary authority pursuant to the proxy and vote in accordance with their best judgment. The affirmative vote of a plurality of holders of the outstanding shares of Common Stock represented at a meeting at which a quorum is present is required to elect each director nominee.

        The Company's Bylaws provide that the affairs of the Company shall be conducted by a Board of Directors composed of nine members and empower the Board to increase or decrease the number of directors by resolution adopted by a majority of the Board. The Board in its discretion and in accordance with such authority has fixed its size at nine members. Eight directors have been nominated for election at the Annual Meeting, and, if all nominees are elected, one vacancy will exist on the Board of Directors. No proxy will be voted for a greater number of persons than the number of nominees named herein. If deemed in the best interests of the Company, the Board of Directors (pursuant to authority contained in the Bylaws) may, subsequent to the Annual Meeting, increase its size; in addition, the Board of Directors may elect one additional qualified person to fill the existing vacancy, as well as additional vacancies which then exist pending the next annual meeting of shareholders.

CURRENT DIRECTORS AND NOMINEES

        The current directors of the Company and their respective ages and positions are as follows. All of the current directors, and only the current directors, have been nominated by management for reelection to the Board of Directors.

               NAME                 AGE            POSITION
               ----                 ---            --------
Michael E. Little(1) ............   42   Chairman of the Board, President and
                                         Chief Executive Officer

Russell Banks(1) ................   77   Director

J. Michael Bell(2) ..............   58   Director

Wm. Ward Greenwood(1) ...........   44   Director

Douglas D. Lewis(2) .............   51   Director

Paul E. McCollam(2) .............   52   Director

Stephen F. Oakes(3) .............   47   Director

Lawrence C. Petrucci(3) .........   38   Director

--------------------------

(1)     Member of the Nominations Committee
(2)     Member of the Compensation Committee
(3)     Member of the Audit Committee

        Each of the current members of the Board of Directors has been nominated to serve as a director for the upcoming year and has consented to be named in this proxy statement and to serve as a director, if elected. Please refer to the table in this proxy statement under the caption "Security Ownership of Certain Beneficial Owners and Management" which sets forth certain additional information with respect to each of the nominees as of June 18, 1997.

        MICHAEL E. LITTLE has been President, Chief Executive Officer and a director of the Company since 1982 and Chairman of the Board since 1983. From 1980 to 1982, he was Vice President of Cambern Engineering, Inc., a company that provided drilling and completion consulting services in the Texas Gulf Coast area. From 1976 to 1980, he was employed by Chevron USA as a drilling foreman in Midland, Texas and as a drilling engineer in New Orleans, Louisiana. Mr. Little received his Bachelor of Science degree in Petroleum Engineering in 1978 from Texas Tech University.

        RUSSELL BANKS has been a director of the Company since April 1996. From 1962 to 1995, Mr. Banks was president and chief executive officer of Grow Group, Inc., which was a New York Stock Exchange company that produced coatings, paints and household products. Since 1995, Mr. Banks has been a principal of Russell Banks & Co., Ltd., a financial consulting firm. Mr. Banks is also on the board of directors of GVC Venture Corporation. Mr. Banks is a past president of the National Paint and Coatings Association and has served on the executive committee of the board of directors of the American Management Association and is currently on its general management council. Mr. Banks has been named as a defendant in certain litigation relating to his service as a director of another company. All other directors of such company were also named defendants. Counsel to such company has taken the position that all the claims against that company and Mr. Banks are without merit and will be vigorously defended.

        J. MICHAEL BELL has been a director of the Company since 1982. For more than the past five years, he has served as the president of Southwest Venture Management Company, a firm that provides investment management and advisory services to three venture capital funds. Mr. Bell also serves as the managing general partner of each of these funds, one of which is HixVen Partners, a shareholder of the Company.

        WM. WARD GREENWOOD has been a director of the Company since 1983. Mr. Greenwood served as Chief Financial Officer of the Company from December 1994 through December 1995. Mr. Greenwood has been since 1990, and is currently, the president and sole shareholder of Nueces Ventures, Inc. ("Nueces"), a firm that provides financial consulting services with respect to acquisitions and capital formation. Since October 1995, he has also served as a principal of First Capital Group of Texas II, L.P., a private equity fund. Since 1982, Mr. Greenwood has provided financial consulting services to the Company, most recently through Nueces. See "Certain Relationships and Related Transactions."

        DOUGLAS D. LEWIS has been a director of the Company since 1982. Since 1972, Mr. Lewis has been in the real estate construction, development and management business, most recently as principal of Vanguard Development, Inc., which he formed in 1987.

        PAUL E. MCCOLLAM has been a director of the Company since 1991. Since 1985, he has been a managing director of Resource Investors Management Company Limited Partnership, a full service investment management company specializing in the energy industry, and the general partner of the RIMCO Parties. Mr. McCollam serves as a director of the Company pursuant to the Voting Agreement described below.

        STEPHEN F. OAKES has been a director of the Company since 1994. From 1989 to 1992, he served as managing director of Robert Fleming, Inc., an investment banking company. He has been associated with Resource Investors Management Company Limited Partnership, a full service investment management company specializing in the energy industry, and the general partner of the RIMCO Parties, since 1992, serving as managing director since 1993. Mr. Oakes serves as a director of the Company pursuant to the Voting Agreement described below. Mr. Oakes has been named as a defendant in certain litigation relating to his service as a director of another company. All other directors of such company were also named defendants. Counsel to such company has taken the position that all the claims against that company and Mr. Oakes are without merit and will be vigorously defended.

        LAWRENCE C. PETRUCCI has agreed to serve as a director of the Company beginning after the consummation of the Offering. Since June 1997, Mr. Petrucci has served as an Associate Director of Scotia Capital Markets (U.S.A.), Inc., an investment banking and financial advisory service. From 1991 to 1997, Mr. Petrucci served as vice president of First Albany Corporation, a provider of investment banking, financial advisory and brokerage services. From April 1990 through June 1991, Mr. Petrucci was a portfolio manager with Westinghouse Credit Corporation, a financial services company.

AGREEMENTS RELATING TO DIRECTORS

        An Agreement Regarding Election of Directors dated as of November 21, 1996 (the "Voting Agreement"), provides that the Company will use its best efforts to cause the election of two persons reasonably acceptable to the Company designated by the RIMCO Parties to the Company's Board of Directors as long as the RIMCO Parties own at least 10% of the issued and outstanding shares of Common Stock, on a fully diluted basis. In addition, as long as the RIMCO Parties own less than 10% but 5% or more of the issued and outstanding shares of Common Stock, the Company is required to use its best efforts to elect one person reasonably acceptable to the Company designated by the RIMCO Parties to the Company's Board of Directors. Messrs. McCollam and Oakes currently serve as directors and have been nominated for reelection pursuant to these provisions.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE INDIVIDUALS NOMINATED FOR ELECTION AS A DIRECTOR.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

        The Board of Directors met nine times in the twelve months ended March 31, 1997. During such twelve-month period, each incumbent director of the Company attended 75 % or more of the aggregate number of (a) meetings of the Board of Directors held during his tenure and (b) meetings held by committees of the Board of Directors on which he served except for Mr. Lewis who attended approximately 69% of such meetings.

        The Board of Directors has established standing Audit, Compensation, and Nomination Committees.

        AUDIT COMMITTEE

        The Audit Committee annually recommends to the Board of Directors the appointment of independent certified accountants as auditors for the Company, discusses and reviews the fees for the prospective annual audit, reviews the results with the auditors, reviews the Company's compliance with its existing accounting and financial policies, reviews the adequacy of the financial organization of the Company and considers comments by auditors regarding internal controls and accounting procedures and management's response to those comments. Messrs. Petrucci and Oakes currently serve on the Audit Committee. One vacancy exists on this Committee. This Committee met once during the fiscal year ended March 31, 1997.

        COMPENSATION COMMITTEE

        The Compensation Committee reviews and makes recommendations to the Board of Directors regarding salaries, compensation and benefits of executive officers and employees of the Company and administers the Company's 1995 Incentive Plan. The Compensation Committee currently consists of Messrs. Bell, Lewis and McCollam. This Committee met four times during fiscal year ended March 31, 1997.

        NOMINATIONS COMMITTEE

        The Nominations Committee is responsible for recommending to the Board of Directors those persons who will be nominated as the Board of Directors' nominees for positions on the Board of Directors. The Nominations Committee is comprised of Messrs. Little, Greenwood and Banks. The Nominations Committee met once during the fiscal year ended March 31, 1997. The Nominations Committee will consider nominations made by shareholders. Nominations made by a shareholder must be made by giving notice of such in writing to the Secretary of the Company before the later to occur of (i) 60 days prior to the date of the meeting of shareholders called for the election of directors or (ii) 10 days after the Board of Directors first publishes the date of such meeting. Such notice shall include all information concerning each nominee required under applicable rules adopted pursuant to the Exchange Act. Such notice shall also include a signed consent of each nominee stating that he or she agrees to serve as a director, if elected, until the next annual meeting of shareholders or until his successor is elected or appointed.

COMPENSATION OF DIRECTORS

        During the 1997 fiscal year, directors were reimbursed for their reasonable travel expenses incurred in attending meetings of the Board of Directors. In addition, on April 1, 1997, each non-employee director received a grant of an option to purchase 4,300 shares of Common Stock with an exercise price per share equal to the fair market value of the Common Stock on the date of grant. On July 31, 1997, the Company's Board of Directors approved a revised director compensation plan, effective concurrent with the September 11, 1997 Annual Meeting of Shareholders, the material components of which are (i) an annual retainer of $10,000 earned at $2,500 per calendar quarter; (ii) Board meeting fees of $2,500 per meeting attended in person ($500 for meetings attended via teleconference), to a maximum of $10,000 per fiscal year; (iii) Committee meeting fees of $1,000 per meeting ($1,200 for the Committee Chair), to a maximum of $4,000 per fiscal year (or $4,800 for the Committee Chair); (iv) annual stock option awards on April 1 of each year, beginning April 1, 1998, for 5,000 shares of the Company's Common Stock at the then fair market value, vesting upon termination of service as a director of the Company, with a five-year term following vesting; and (v) the reimbursement of reasonable travel expenses incurred in attending meetings of the Board of Directors.

EXECUTIVE OFFICERS

        The current executive officers who are not directors of the Company and their respective ages and positions are as follows:

    NAME           AGE            POSITION
    ----           ---            --------
James Byerlotzer    51   Senior Vice President and Chief Operating Officer

P. Mark Stark       42   Chief Financial Officer

Joseph B. Eustace   42   Vice President of East Texas/Gulf Coast Region

Michael R. Furrow   50   Vice President of Permian Basin Region

Jim D. Flynt        52   Vice President of California Region

        Officers are elected annually by the Board of Directors and serve until their successors are chosen or until their resignation or removal.

        JAMES BYERLOTZER was appointed Senior Vice President and Chief Operating Officer of the Company on or about April 3, 1997. Mr. Byerlotzer was employed by the Company on February 20, 1997 upon the closing of the acquisition by the Company of a transaction (the "Pride Acquisition") in which it acquired all of the domestic onshore operations of Pride Petroleum Services, Inc., a Louisiana corporation ("Pride"). From 1981 until his employment with the Company, Mr. Bylerlotzer was employed by Pride. Beginning in February 1996, Mr. Byerlotzer served as the Vice President Domestic Operations of Pride. Prior to that time, he served as Pride's Vice President - Central Area and in various other operating positions. Pursuant to the provisions of that certain Purchase Agreement dated on or about December 23, 1996 between the Company and Pride (the "Pride Agreement"), the Company has agreed that, if it terminates certain former employees of Pride, including Mr. Byerlotzer, without cause prior to August 1998, the Company shall pay such employee an amount which is equal to the product of one month's current salary at the time of termination, times such employee's number of full years of service for Pride.

        P. MARK STARK has served as Chief Financial Officer of the Company since January 1996. From 1991 through 1995, he was chief financial officer of the Y.O. Ranch and family holdings of the Schreiner family which has interests in agribusiness, tourism, lodging and retail and real estate development. From 1979 through 1991, Mr. Stark was employed by Shelton Ranch Corporation and its successor, Texas Hill Country Orchards, LLP, serving as chief financial officer from 1984 through 1991. His duties with Shelton Ranch Corporation included serving as treasurer of Shelton Energy Resources, Ltd., an oil and gas exploration and production partnership among Shelton Ranch Corporation, Prudential Insurance Company of America and Shell Oil Company. Mr. Stark received his Bachelor of Business Administration degree in Finance from the University of Texas in 1977, and his Master of Business Administration degree in 1978 from Southern Methodist University.

        JOSEPH B. EUSTACE was appointed Vice President of East Texas/Gulf Coast Region on or about April 3, 1997. From March 1983 until the Pride Acquisition, he served as Vice President of Operations and Chief Operating Officer of the Company. From June 1981 to March 1982, he served as assistant manager of ServRigs, Inc., the Company's largest competitor at the time. Mr. Eustace received his Bachelor of Arts degree in Agribusiness in 1978 from Texas Tech University.

        MICHAEL R. FURROW was appointed Vice President of Permian Basin Region on or about April 3, 1997. He was employed by the Company in February 1997 upon the closing of the Pride Acquisition. Mr. Furrow joined Pride Petroleum Services, Inc. in February, 1990 where he held the positions of Vice President and area manager in locations such as Alice, Texas and Bakersfield, California. He has served in his capacity as a regional manager over the Permian Basin region since January 1996. Prior to his employment with Pride, Mr. Furrow worked for Harkins & Company for six years and with Shell Oil Company for 15 years. Pursuant to the provisions of the Pride Agreement, the Company has agreed that, if it terminates certain former employees of Pride, including Mr. Furrow, without cause prior to August 1998, the Company shall pay such employee an amount which is equal to the product of one month's current salary at the time of termination, times such employee's number of full years of service for Pride.

        JIM D. FLYNT was appointed Vice President of California Region on or about April 3, 1997. He was employed by the Company in February 1997 upon the closing of the Pride Acquisition. Mr. Flynt joined Pride Petroleum Services, Inc. in January, 1996 as the Vice President and area manager for the Western Area which is the California Region for Dawson. Prior to his employment with Pride, Mr. Flynt worked for California Production Service for over 19 years, 12 of which were in the capacity of Vice President of Operations. Pursuant to the provisions of the Pride Agreement, the Company has agreed that, if it terminates certain former employees of Pride, including Mr. Flynt, without cause prior to August 1998, the Company shall pay such employee an amount which is equal to the product of one month's current salary at the time of termination, times such employee's number of full years of service for Pride.

COMPENSATION OF EXECUTIVE OFFICERS

        The following table sets forth certain information for the fiscal years ended March 31, 1997, 1996 and 1995, with respect to the Chief Executive Officer (Mr. Little), the Chief Financial Officer (Mr. Stark) and the Vice President of East Texas/Gulf Coast Region (Mr. Eustace) (collectively, the "Named Executive Officers"). There were no other executive officers of the Company who received annual compensation (including salary and bonuses earned) which exceeded $100,000 during fiscal year 1997.

                                                                                 LONG-TERM
                                                    ANNUAL COMPENSATION(1)     COMPENSATION
                                                    ----------------------     ------------
                  FISCAL                                                        SECURITIES        ALL OTHER
      NAME         YEAR     PRINCIPAL POSITION       SALARY       BONUS(2)    UNDERLYING OPTIONS COMPENSATION(3)
      ----         ----     ------------------       ------       --------    ------------------ ---------------
Michael E. Little 1997    Chairman of the Board,     $174,038     $175,000          87,380              --
                          President and Chief
                          Executive Officer
                  1996                               $150,000     $ 50,000          51,600              --
                                                                  $241,000(4)
                  1995                               $138,125     $ 75,000          64,500             $500

P. Mark Stark     1997    Chief Financial Officer    $ 80,000     $ 54,000          40,650              --

                  1996                               $ 17,000(5)  $  5,000            --                --

                  1995                                     --         --              --                --

Joseph B. Eustace 1997    Vice President of East     $124,000     $ 80,000          63,520              --
                          Texas/ Gulf Coast Region
                  1996                               $ 96,200     $ 20,000          17,200              --
                                                                  $ 24,000(4)
                  1995                               $ 80,000     $ 15,000          21,500             $500

-------------

(1) The value of perquisites and personal benefits are excluded because the aggregate amount thereof did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for each Named Executive Officer.

(2) Bonuses are awarded annually in the discretion of the Compensation Committee with respect to performance in the fiscal year indicated; the amount of the bonuses is determined and the bonuses are paid in the following fiscal year.

(3) All other compensation consists entirely of employer contributions to the Company's 401(k) Plan made by the Company in 1995 as a result of 1994 earnings.

(4) In the fiscal year ended March 31, 1996, in addition to standard bonuses, the Board of Directors declared special bonuses in the amount of $241,000 for Mr. Little and $24,000 for Mr. Eustace, each of whom exercised non-statutory stock options and incurred federal income tax liability in connection with such exercises.

(5)     Employment commenced January 1, 1996.

        Following the Pride Acquisition, the Company appointed James Byerlotzer as Chief Operating Officer, Jim D. Flynt as Vice President of California Region, and Michael R. Furrow as Vice President of Permian Basin Region. Total compensation paid to these officers in the fiscal year ended March 31, 1997 was less than $100,000.

STOCK OPTION GRANTS IN 1997

        The following table shows information concerning individual grants of stock options during fiscal year 1997 to the Named Executive Officers.

                    NO. OF                                               POTENTIAL REALIZABLE VALUE AT
                  SECURITIES   % OF TOTAL                                ASSUMED ANNUAL RATES OF STOCK
                  UNDERLYING    OPTIONS                                  PRICE APPRECIATION FOR OPTION
                   OPTIONS     GRANTED TO    EXERCISE      EXPIRATION                TERM
      NAME         GRANTED     EMPLOYEES       PRICE          DATE            5%             10%
      ----         -------     ---------       -----          ----            --             ---
Michael E. Little   87,380         30%        $11.375        7/3/06         $567,266       $1,408,321
P. Mark Stark       40,650         14%        $11.375        7/3/06         $263,897       $  655,164
Joseph B. Eustace   63,520         22%        $11.375        7/3/06         $412,368       $1,023,764

----------------

STOCK OPTION EXERCISES AND HOLDINGS

        The following table sets forth information concerning the exercise of stock options during the fiscal year ended March 31, 1997, and the number and value of unexercised stock options held as of the end of the fiscal year ended March 31, 1997 by the Named Executive Officers.

                                                             AT MARCH 31, 1997
                                        ------------------------------------------------------------
                                        NUMBER OF UNEXERCISED OPTIONS  VALUE OF IN-THE-MONEY OPTIONS
                                        -----------------------------  -----------------------------
       NAME          OPTIONS EXERCISED  EXERCISABLE    UNEXERCISABLE   EXERCISABLE*   UNEXERCISABLE*
       ----          -----------------  -----------    -------------   ------------   --------------
Michael E. Little            0             60,200         143,280         $409,532        $405,322
P. Mark Stark                0               0            40,650            --            $ 35,569
Joseph B. Eustace            0             20,141         82,079          $137,068        $164,644

-----------------

* Based on closing price of $12.25 on March 31, 1997.

EMPLOYMENT AGREEMENTS

        The Company has entered into employment agreements with Messrs. Little, Eustace and Stark. Mr. Little's agreement is for a three-year term commencing April 1, 1996 and provides for an annual base salary of $175,000 in the first year, increasing to $200,000 in the second year and to $225,000 in the third year. The agreement does not provide for a mandatory bonus, but the Board of Directors may, in its discretion, award an annual bonus without regard to the special bonuses described in the footnotes to the Summary Compensation Table. In view of the increase in the Company's size as a result of the Pride Acquisition, Mr. Little's employment agreement was amended on July 31, 1997 to increase his annual base compensation to $300,000 effective April 1, 1997; the base compensation for the third contract year has not been determined. His contract also was amended to remove the bonus limitation of 50% of annual base salary. If Mr. Little's employment is terminated without cause in the first, second or third year of the agreement, he will be entitled to severance compensation in an amount equal to his then current annual base salary rate for 14, 15, or 16 months, respectively. If Mr. Little's employment is terminated in connection with a change of control of the Company, he will be entitled to severance compensation in an amount equal to three times his then current annual base salary. If Mr. Little's employment is constructively terminated in connection with a change of control of the Company, he will be entitled to severance compensation in an amount equal to two times his then current base salary. The Compensation Committee currently is considering recommending to the Board of Directors a modification to Mr. Little's employment agreement based upon the recent growth of the Company resulting from the Pride Acquisition.

        Mr. Stark's employment agreement is for a two-year term commencing April 1, 1996 and provides for an annual base salary of $80,000 in the first year and $90,000 in the second year. The Board of Directors may, in its discretion, award Mr. Stark an annual cash bonus. If Mr. Stark's employment is terminated without cause in the first or second year of the agreement, he will be entitled to severance compensation in an amount equal to one or two months' salary, respectively, at his then current annual base salary rate. If Mr. Stark's employment is terminated in connection with a change of control of the Company, he will be entitled to severance compensation in an amount equal to his then current annual base salary. If Mr. Stark's employment is constructively terminated in connection with a change of control of the Company, he will be entitled to severance compensation in an amount equal to six months' salary at his then current annual base salary rate.

        Mr. Eustace's employment agreement is for a three-year term commencing April 1, 1996 and provides for an annual base salary of $125,000 in the first year, increasing to $132,500 in the second year and to $140,000 in the third year. The Board of Directors may, in its discretion, award Mr. Eustace an annual cash bonus. If Mr. Eustace's employment is terminated without cause, he will be entitled to severance compensation in an amount equal to his then current annual base salary rate. If Mr. Eustace's employment is terminated in connection with a change of control of the Company, he will be entitled to severance compensation in an amount equal to 1.5 times his then current annual base salary. If Mr. Eustace's employment is constructively terminated in connection with a change of control of the Company, he will be entitled to severance compensation in an amount equal to his then current annual base salary.

        The Company does not have an employment agreement with Mr. Byerlotzer.

PERFORMANCE GRAPH

        Set forth below is a graph comparing the percentage change in the Company's cumulative total shareholder return on its Common Stock with the cumulative total return on the published Standard & Poor's 500 Stock Index, and the cumulative average total return provided by an investment in two of the Company's principal competitors, Pool Energy Services Co. and Key Energy Group, Inc. The graph covers the period between the effective date of the Company's initial public offering, March 20, 1996, and the last trading date in the fiscal year ended March 31, 1997, which was March 27, 1997.

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                   DPSI        PESC        KEG       S&P 500   NASDAQ COMP.
                  ------     -------     -------    --------   ------------
 01-Apr-96        100.0       100.0       100.0       100.0       100.0
 05-Apr-96        102.3       101.1        99.2       100.3       101.1
 12-Apr-96        108.1       103.3        97.5        97.4        99.5
 19-Apr-96        132.6       112.2        99.2        98.7       103.0
 26-Apr-96        130.2       118.9       109.2       100.0       107.4
 03-May-96        123.3       101.1       116.0        98.1       107.1
 10-May-96        116.3       110.6       109.2        99.7       108.8
 17-May-96        111.6       104.4       110.9       102.3       112.3
 24-May-96        115.1       124.4       106.7       103.8       112.8
 31-May-96        109.3       123.3       107.6       102.4       112.4
 07-Jun-96        107.0       112.2       112.6       103.0       111.1
 14-Jun-96        107.0       111.1       109.2       101.9       109.6
 21-Jun-96        102.3       115.6       110.9       102.0       106.2
 28-Jun-96        107.0       105.6       110.9       102.9       107.2
 05-Jul-96        102.3        97.8       110.1       100.6       104.7
 12-Jul-96        109.3       110.6       109.2        98.8        99.8
 19-Jul-96        104.7       110.0       113.4        97.7        99.3
 26-Jul-96        100.0       105.6       112.6        97.3        97.7
 02-Aug-96         90.7       101.1       112.6       101.3       101.9
 09-Aug-96         93.0        96.7       106.7       101.3       103.1
 16-Aug-96        100.0        94.4       102.5       101.8       102.7
 23-Aug-96        100.0        92.2       104.2       102.0       103.6
 30-Aug-96        114.0       103.3       102.5        99.7       103.4
 06-Sep-96        114.0       103.9       102.5       100.3       103.2
 13-Sep-96        119.8       112.2       104.2       104.1       107.8
 20-Sep-96        114.0       111.1       112.6       105.1       110.7
 27-Sep-96        111.6       111.1       111.8       105.0       111.7
 04-Oct-96        109.3       116.7       132.8       107.3       113.3
 11-Oct-96        116.3       124.4       126.9       107.2       113.4
 18-Oct-96        111.6       133.3       139.5       108.7       113.0
 25-Oct-96        111.6       131.1       147.9       107.2       110.6
 01-Nov-96        114.0       132.8       156.3       107.7       110.5
 08-Nov-96        114.0       130.0       152.9       111.8       113.9
 15-Nov-96        111.6       128.9       149.6       112.8       114.3
 22-Nov-96        114.0       133.3       151.3       114.5       115.5
 29-Nov-96        111.6       131.1       163.0       115.8       117.2
 06-Dec-96        123.3       124.4       161.3       113.1       116.8
 13-Dec-96        120.9       126.7       149.6       111.5       116.6
 20-Dec-96        123.3       136.7       147.9       114.6       117.0
 27-Dec-96        139.5       141.1       149.6       115.8       117.3
 03-Jan-97        145.3       148.9       154.6       114.4       119.0
 10-Jan-97        130.2       153.9       173.1       116.2       120.9
 17-Jan-97        148.8       158.9       193.3       118.7       122.5
 24-Jan-97        142.4       155.0       200.0       117.9       123.8
 31-Jan-97        134.9       153.3       193.3       120.3       125.3
 07-Feb-97        132.6       144.4       194.9       120.8       123.3
 14-Feb-97        122.1       151.1       184.9       123.7       124.2
 21-Feb-97        125.6       145.6       171.4       122.6       121.1
 28-Feb-97        108.1       123.3       158.0       121.0       118.8
 07-Mar-97        112.8       127.2       158.0       123.1       119.0
 14-Mar-97        111.6       127.8       181.5       121.3       117.3
 21-Mar-97        111.6       115.6       188.2       119.9       113.8
 28-Mar-97        111.6       127.8       193.3       118.4       113.4
 31-Mar-97        114.0       131.1       191.6       115.8       110.8

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        The objectives of the Company's compensation policies are (i) to attract and retain the best possible executive talent, (ii) to motivate its executives to achieve the Company's goals, (iii) to link executive and shareholder interests through equity based compensation and (iv) to provide a compensation package that appropriately recognizes both individual and corporate contributions. With these objectives in mind, a significant portion of executive compensation is linked to the Company's financial success.

        The Compensation Committee is composed entirely of disinterested members of the Board of Directors. No member of the Compensation Committee is a current or former employee or officer of the Company. In determining executive compensation, the Compensation Committee considers (i) the performance of the executive, (ii) the performance of the Company, and (iii) the competitiveness of executive compensation at the Company relative to other similar employment opportunities which may be available to the executive.

        The key elements of an executive's compensation consist of base salary, bonus and stock options. The Compensation Committee in the fiscal year ended March 31, 1996, entered into employment agreements with Messrs. Little, Eustace and Stark, in each case commencing April 1, 1996. See "Employment Agreements." Mr. Little's employment agreement originally provided for an increase in his base salary from $150,000 in the fiscal year ended March 31, 1996 to $175,000 in the fiscal year ending March 31, 1997, $200,000 in the fiscal year ending March 31, 1998, and $225,000 in the fiscal year ending March 31, 1999. This salary was based on the Compensation Committee's subjective evaluation of Mr. Little's service and his contributions to the Company's financial results, as well as an evaluation of the competitiveness of this salary range relative to other corporations' compensation packages. In view of the increase in the Company's size as a result of the Pride Acquisition, Mr. Little's employment agreement was amended on July 31, 1997 to increase his annual base compensation to $300,000 effective April 1, 1997; the base compensation for the third contract year has not been determined. His contract also was amended to remove the bonus limitation of 50% of annual base salary. Under Mr. Little's employment agreement, in addition to his salary, Mr. Little is entitled to a bonus, at the discretion of the Compensation Committee. This bonus is structured to allow the Compensation Committee flexibility in rewarding Mr. Little based on the performance of the Company in each year of his employment agreement. Mr. Little also received incentive stock options in fiscal year ended March 31, 1997 to acquire 87,380 shares of Common Stock at $11.375 per share, which the Compensation Committee believes to be the fair market value of the stock options on the date of grant. These stock options expire upon the earlier of (i) five years from the date of vesting and (ii) July 3, 2006 and become exercisable ratably over a five-year period. This approach is designed to provide an incentive to create shareholder value over the long term.

        The Compensation Committee has employed a consulting firm to consider changes to the compensation plan to take into account the growth of the Company resulting from the Pride Acquisition. Recommendations from the consultant have been reviewed and approved by the Committee and the Board of Directors.

                                Paul E. McCollam
                                J. Michael Bell
                                Douglas D. Lewis

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        On November 1, 1994, the Company loaned Mr. Little, Chairman of the Board, President and Chief Executive Officer of the Company, $55,456, which amount bears interest at 7.5% per annum, provides for annual payments of interest and for one principal payment at the end of the six-year term of the note. The loan was made to enable Mr. Little to acquire 33,699 shares of Common Stock and is secured by those shares. In February 1996, the Company loaned Mr. Little $75,000, which amount bears interest at 7.5% per annum, provides for annual payments of interest and provides for one principal payment at the end of the six-year term of the note. This loan was made to enable Mr. Little to exercise options to acquire 32,250 shares of Common Stock and is secured by those shares. The maximum indebtedness from Mr. Little to the Company during the fiscal year ended March 31, 1997 was $130,486 and the balance due on that indebtedness as of July 15, 1997 was $145,451.

        An Agreement Regarding Election of Directors dated as of November 21, 1996 (the "Voting Agreement"), provides that the Company will use its best efforts to cause the election of two persons reasonably acceptable to the Company designated by the RIMCO Parties to the Company's Board of Directors as long as the RIMCO Parties own at least 10% of the issued and outstanding shares of Common Stock, on a fully diluted basis. In addition, as long as the RIMCO Parties own less than 10% but 5% or more of the issued and outstanding shares of Common Stock, the Company is required to use its best efforts to elect one person reasonably acceptable to the Company designated by the RIMCO Parties to the Company's Board of Directors. Messrs. McCollam and Oakes currently serve as directors and have been nominated for reelection pursuant to these provisions.

        In March 1996, the Company entered into a letter agreement that provided Kevin P. Collins, a director of the Company at that time, with the right, upon his departure from the Board of Directors prior to the Company's next annual meeting of shareholders, to designate a successor Board member, subject to the approval of such successor by the Board of Directors. Mr. Collins resigned from the Board of Directors effective April 12, 1996 and designated Russell Banks to serve as his successor. The Company approved Mr. Banks' appointment on April 30, 1996.

        Gene Little, the father of Michael E. Little, serves as an operations consultant to the Company and received fees and expense reimbursements of approximately $51,000 in the fiscal year ended March 31, 1997.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        During the fiscal year ended March 31, 1997, based on a review of Forms 3 and 4 furnished to the Company during its most recent fiscal year and Forms 5 furnished to the Company with respect to its most recent fiscal year, Joseph B. Eustace, Michael E. Little and P. Mark Stark each failed to make a timely filing of one Form 5 which was required to report one transaction involving the grant of options by the Company to them effective July 1996.

INCREASE IN SHARES RESERVED FOR ISSUANCE UNDER THE 1995 INCENTIVE PLAN

        Shareholders will be asked at the Annual Meeting to approve an amendment to the Company's 1995 Incentive Plan (the "Plan") to increase the number of shares of Common Stock reserved for issuance thereunder. The Plan provides for the grant to employees, including officers of the Company, of "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), nonstatutory stock options, stock appreciation rights and restricted shares of Common Stock (collectively, "Awards"). In addition, non-employee directors ("Outside Directors") and consultants are eligible to receive nonstatutory stock options. The Plan originally provided for the issuance of up to 537,500 shares of Common Stock. Of this amount, only approximately 51,050 shares currently remain available. The Board of Directors believes that in order to continue the Plan's purpose, as described below, it is necessary to amend the Plan to provide for an annual automatic adjustment to the number of shares reserved under the Plan so that each year an additional 1.5% of the total shares outstanding of the Company is added to the number of shares available under the Plan up to a maximum of 200,000 additional shares of Common Stock per year; provided, however, that the number of shares available for grant under the Plan shall not exceed 200,000 after allowing for grants anticipated by the Company for the then current fiscal year. (The number of shares reserved for issuance under the Plan is subject to adjustment in certain events, such as stock splits or recapitalizations.)

        PURPOSE

        The purpose of the Plan is to provide an incentive for certain employees and directors of the Company or its subsidiaries to aid the Company in attracting able persons to enter the service of the Company and its subsidiaries, to extend to them the opportunity to acquire a proprietary interest in the Company so that they will apply their best efforts for the benefit of the Company, and to remain in the service of the Company or its subsidiaries.

        The Plan provides that Awards may be granted to employees (including officers), consultants and directors of the Company and its majority owned subsidiaries. To the extent that the aggregate fair market value of the shares with respect to which options designated as "incentive stock options" are exercisable for the first time by any optionee during any calendar year (under all plans of the Company) exceeds $100,000, such options will be reclassified in accordance with the Code. The Plan is not a qualified deferred compensation plan under Section 401(a) of the Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

        ADMINISTRATION

        The Plan provides that it shall be administered by the Board of Directors or by a committee of the Board. The Plan is currently administered by the Compensation Committee of the Board. Subject to special provisions relating to Outside Directors, the Board or its designated committee selects the employees to which Awards may be granted and the type of Award to be granted and determines, as applicable, the number of shares to be subject to each Award, the exercise price and the vesting. In making such determination, the Board or its designated committee takes into account the employee's present and potential contributions to the success of the Company and other relevant factors.

        AMENDMENTS

        No Award may be granted under the Plan after the date that is ten years from the earlier of (a) the date the Plan was initially adopted by the Board of Directors and (b) the date approved by the shareholders.

        The Board of Directors may, with respect to any shares which at the time, are not subject to Awards, suspend or discontinue the Plan or revise or amend it in any respect whatsoever and may amend any provision of the Plan or any Award Agreement to make the Plan or the Award Agreement comply with Section 16(b) of the Exchange Act. The Board of Directors may also amend, modify, suspend, or terminate the Plan for the purpose of meeting or addressing any changes in other legal requirements applicable to the Company or the Plan or for any other purpose permitted by law. The Plan may not be amended without the consent of the holders of a majority of the shares of stock then outstanding to (a) increase materially the aggregate number of shares of stock that may be issued under the Plan, (b) increase materially the benefits accruing to Eligible Individuals under the Plan, or (c) modify materially the requirements regarding eligibility for participation in the Plan; provided, however, that such amendments may be made without the consent of shareholders of the Company if changes occur in law or other legal requirements that would permit such changes. In connection with any amendment to the Plan, the Board of Directors shall be authorized to incorporate such provisions as shall be necessary for amounts paid under the Plan to be exempt from Section 162(m) of the Code.

        STOCK OPTIONS

        The exercise price of all incentive stock options granted under the Plan must be at least equal to the fair market value of the shares of Common Stock on the date of grant. With respect to any participant who owns stock representing more than 10% of the voting rights of the Company's outstanding capital stock, the exercise price of any incentive stock option granted under the Plan must equal at least 110% of the fair market value of the shares of Common Stock subject to such option on the date of grant, and the term of the option must not exceed five years.

        Options granted under the Plan vest pursuant to terms determined by the Board of Directors or its designated committee.

        The terms of all incentive stock options and nonstatutory stock options granted under the Plan may not exceed ten years and ten years and thirty days, respectively. However, the terms of all incentive stock options granted to an optionee who, at the time of grant, owns stock representing more than 10% of the voting rights of the Company's outstanding capital stock may not exceed five years.

        OUTSIDE DIRECTORS' OPTIONS

        See "Compensation of Directors" for a discussion of certain changes concerning the grants of options to Outside Directors effective concurrent with the Annual Meeting.

        RESTRICTED STOCK AWARDS

        Restricted shares of Common Stock ("Restricted Stock") may be granted to employees pursuant to terms determined by the Board of Directors or its designated committee. Restricted Stock may not be transferred until the restrictions are removed or have expired. Conditions to the removal of restrictions may include, but are not required to be limited to, continuing employment or service to the Company or the achievement of certain performance objectives.

        STOCK APPRECIATION RIGHTS

        Stock appreciation rights ("SARs") may be granted to employees, either independent of, or in connection with, options. SARs granted in connection with an option are subject to the terms of the Award agreement granting the option. Upon exercise of SARs granted in connection with an option, the holder shall receive payment (in cash, Common Stock or a combination of both at the discretion of the Board or its designated committee) in an amount equal to the product of (i) the fair market value of a share of Common Stock on the date of exercise minus the exercise price per share of the option, multiplied by (ii) the number of shares of Common Stock as to which the SAR is being exercised. SARs granted independent of an option are exercisable in the manner, and pursuant to the terms, determined by the Board or its designated committee. Terms to be determined by the Board or its designated committee include the number of shares to which the SAR applies, the vesting schedule for the exercise of such right and the expiration date of the right. Upon exercise of an SAR, the holder shall receive payment (in cash, stock or a combination of both at the discretion of the Board or its designated committee) in an amount equal to the product of (i) the fair market value of a share of Common Stock as of the date of exercise, minus the fair market value of a share of Common Stock as of the date the SAR was granted, multiplied by (ii) the number of shares as to which the SAR is being exercised. The exercise of SARs granted in connection with options requires the holder to surrender the related option (or any portion thereof, to the extent unexercised). No SAR granted under the Plan is transferable by the employee other than by will or by the laws of descent and distribution, and each SAR is exercisable during the lifetime of the employee only by such employee.

        ADJUSTMENT UPON CHANGES IN CAPITALIZATION

        If any change is made in the Company's capitalization, such as a stock split or stock dividend, which results in a greater or lesser number of shares of outstanding Common Stock, appropriate adjustment shall be made in the exercise price and the number of shares subject to options, Restricted Stock Awards and SARs.

        ADJUSTMENTS UPON CHANGE IN CONTROL

        Award agreements under the Plan may, as determined by the Board or its designated committee, provide that, in the event of a "change in control" of the Company, (i) the holder of a stock option will be granted a corresponding SAR,
(ii) all outstanding SARs and stock options will become immediately and fully vested and exercisable in full and (iii) the restriction period on any Restricted Stock will be accelerated and the restrictions will expire. In general, a "change in control" of the Company occurs in any of five situations:
(i) a person other than (a) the Company, (b) certain affiliated companies or benefit plans, or (c) a company a majority of which is owned directly or indirectly by the shareholders of the Company, becomes the beneficial owner of 50% or more of the voting power of the Company's outstanding voting securities;
(ii) a majority of the Board is not comprised of the members of the Board at the effective date of the Plan and persons whose elections as directors were approved by those original directors or their approved successors; (iii) a person described in clause (i) announces a tender offer for 50% or more of the Company's outstanding voting securities and the Board approves or does not oppose the tender offer; (iv) the Company merges or consolidates with another corporation or partnership, or the Company's shareholders approve such a merger or consolidation, other than mergers or consolidations in which the Company's voting securities are converted into securities having the majority of voting power in the surviving company; or (v) the Company liquidates or sells all or substantially all of its assets, or the Company's shareholders approve such a liquidation or sale, except sales to corporations having substantially the same ownership as the Company.

        If a "restructuring" of the Company occurs that does not constitute a change in control of the Company, the Board or the committee administering the Plan may (but need not) cause the Company to take any one or more of the following actions: (i) accelerate in whole or in part the time of vesting and exercisability of any outstanding stock options and SARs to permit those stock options and SARs to be exercisable before, upon, or after the completion of the restructure; (ii) grant each option holder corresponding SARs; (iii) accelerate in whole or in part the expiration of some or all of the restrictions on any Restricted Stock; (iv) if the restructuring involves a transaction in which the Company is not the surviving entity, cause the surviving entity to assume in whole or in part any one or more of the outstanding Awards upon such terms and provisions as the Board or its designated committee deems desirable; or (v) redeem in whole or in part any one or more of the outstanding Awards (whether or not then exercisable) in consideration of a cash payment, adjusted for withholding obligations. A restructuring generally is any merger of the Company or the direct or indirect transfer of all or substantially all of the Company's assets (whether by sale, merger, consolidation, liquidation, or otherwise) in one transaction or a series of transactions.

        OUTSTANDING AWARDS.

        As of March 31, 1997, options to purchase a total of 462,650 shares of Common Stock had been granted to employees and directors and were outstanding pursuant to the Plan of which options to purchase 5,300 shares have been canceled or have expired. No shares of Restricted Stock have been issued. Awards to be made in the future will be at the discretion of the Compensation Committee and, therefore, are not currently determinable. The table entitled "Option Exercises and Year-End Value Table" sets forth the holdings under the Plan of the executive officers named in the Summary Compensation Table.

        Approval of the proposed amendment to the Plan requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE INCREASE IN SHARES AVAILABLE AND RESERVED FOR ISSUANCE UNDER THE 1995 INCENTIVE PLAN.

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

        KPMG Peat Marwick LLP has been engaged as independent accountants for the purpose of issuing a report on the financial statements of the Company for the year ended March 31, 1998. Ratification of the appointment of KPMG Peat Marwick LLP requires the affirmative vote of the holders of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting.

        Representatives of KPMG Peat Marwick LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so and to respond to appropriate questions from those attending the Annual Meeting.

        In the event the shareholders fail to ratify the appointment of KPMG Peat Marwick LLP as the Company's independent auditors, it is not anticipated that KPMG Peat Marwick LLP would be replaced in 1998. Such lack of approval, however, would be considered by the Audit Committee in selecting the Company's independent auditors for 1999.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS INDEPENDENT AUDITORS.

SHAREHOLDER PROPOSALS

        Shareholder proposals to be presented at the next annual meeting of shareholders must be in writing and received at the Company's executive offices by the Secretary no later than April 8, 1998 in order to be included in the next year's proxy statement.

OTHER BUSINESS

        The Board of Directors of the Company knows of no matters to be presented at the Annual Meeting other than those described above; however, if other matters are properly presented to the meeting for action, it is intended that the persons named in the accompanying form of proxy, and acting thereunder, will vote in accordance with their best judgment on such matters.

                                            By Order of the Board of Directors

                                            /s/ MICHAEL E. LITTLE

                                                Michael E. Little
                                                President

Dated August 7, 1997
San Antonio, Texas

                                      FRONT

                        DAWSON PRODUCTION SERVICES, INC.
                 THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT

        The shareholder of Dawson Production Services, Inc. whose name appears on the reverse side hereof (the "Undersigned") acknowledges receipt of the Notice of Annual Meeting of the Company to be held on September 11, 1997 at 10:00 a.m. CDT, and attached proxy statement, and appoints Michael E. Little and
P. Mark Stark and each of them the attorneys of the Undersigned, with power of substitution, for and in the name of the Undersigned, to vote as proxies for the Undersigned according to the number of shares of Common Stock the Undersigned would be entitled to vote if then personally present at the Annual Meeting of Shareholders of the Company to be held at the Adams Mark Hotel at 111 Pecan Street East, San Antonio, Texas on Thursday, September 11, 1997, or at any adjournment or adjournments thereof, and to vote all shares of Common Stock of the Company held by the Undersigned and entitled to be voted upon the matters, and in accordance with the instructions, on the reverse side hereof.

DAWSON PRODUCTION SERVICES, INC. ANNUAL MEETING TO BE HELD ON SEPTEMBER 11, 1997 AT 10:00 A.M. CDT FOR HOLDERS AS OF AUGUST 1, 1997.
--------------------------------------------------------------------------------
                                      BACK

 [X]    PLEASE MARK YOUR VOTES AS             SHARES IN YOUR NAME:
        IN THIS EXAMPLE

1.      DIRECTORS

DIRECTORS RECOMMEND A VOTE FOR ELECTION OF THE FOLLOWING DIRECTORS: 01-MICHAEL
E. LITTLE; 02-RUSSELL BANKS; 03-J. MICHAEL BELL; 04-WM. WARD GREENWOOD; 05-DOUGLAS D. LEWIS; 06-PAUL E. MCCOLLAM; 07-STEPHEN F. OAKES; 08-LAWRENCE C. PETRUCCI.

[ ] FOR        [ ] ABSTAIN

[ ] FOR EXCEPT FOR THE FOLLOWING (LIST NAMES OR NUMBERS):_______________________

2.      AUDITORS

DIRECTORS RECOMMEND RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS INDEPENDENT ACCOUNTANTS AND AUDITORS FOR 1998.

[ ] FOR        [ ] AGAINST          [ ] ABSTAIN

3.      1995 INCENTIVE PLAN

DIRECTORS RECOMMEND THE APPROVAL OF AMENDMENTS TO THE 1995 INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES UNDER THE PLAN AS DESCRIBED IN THE PROXY STATEMENT.

[ ] FOR        [ ] AGAINST          [ ] ABSTAIN

NOTE -- PROXY HOLDERS MAY VOTE IN THEIR DISCRETION ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

SIGNATURE(S):                               DATE:
SIGNATURE(S):                               DATE:
Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such.

                                                                      APPENDIX A


                                DAWSON PRODUCTION
                                 SERVICES, INC.


                              AMENDED AND RESTATED
                               1995 INCENTIVE PLAN
                          (Amended as of July 31, 1997)

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
SECTION 1.  DEFINITIONS........................................................1

SECTION 2.  SHARES OF STOCK SUBJECT TO THE PLAN................................7
        2.1    Maximum Number of Shares........................................7
        2.2    Limitation of Shares............................................8
        2.3    Description of Shares...........................................9
        2.4    Registration and Listing of Shares..............................9

SECTION 3.  ADMINISTRATION OF THE PLAN.........................................9
        3.1    Committee.......................................................9
        3.2    Duration, Removal, Etc.........................................10
        3.3    Meetings and Actions of Committee..............................10
        3.4    Committee's Powers.............................................10

SECTION 4.  ELIGIBILITY AND PARTICIPATION.....................................11
        4.1    Eligible Individuals...........................................11
        4.2    Grant of Awards................................................11
        4.3    Date of Grant..................................................11
        4.4    Award Agreements...............................................12
        4.5    Limitation for Incentive Options...............................12
        4.6    No Right to Award..............................................12

SECTION 5.  TERMS AND CONDITIONS OF OPTIONS...................................12
        5.1    Number of Shares...............................................12
        5.2    Vesting........................................................12
        5.3    Expiration of Options..........................................12
        5.4    Exercise Price.................................................13
        5.5    Method of Exercise.............................................13
        5.6    Incentive Option Exercises.....................................13
        5.7    Medium and Time of Payment.....................................13
        5.8    Payment with Sale Proceeds.....................................13
        5.9    Payment of Taxes...............................................14
        5.10   Limitation on Aggregate Value of Shares That May Become
               First Exercisable During Any Calendar Year Under an
               Incentive Option...............................................14
        5.11   No Fractional Shares...........................................15
        5.12   Modification, Extension, and Renewal of Options................15
        5.13   Other Agreement Provisions.....................................15

SECTION 6.  STOCK APPRECIATION RIGHTS.........................................16
        6.1    Form of Right..................................................16
        6.2    Rights Related to Options......................................16
               (a)    Exercise and Transfer...................................16
               (b)    Value of Right..........................................16

        6.3    Right Without Option...........................................16
               (a)    Number of Shares........................................17
               (b)    Vesting.................................................17
               (c)    Expiration of Rights....................................17
               (d)    Value of Right..........................................17
        6.4    Limitations on Rights..........................................17
        6.5    Payment of Rights..............................................17
        6.6    Payment of Taxes...............................................17
        6.7    Other Agreement Provisions.....................................18

SECTION 7.  RESTRICTED STOCK AWARDS...........................................18
        7.1    Restrictions...................................................18
               (a)    Transferability.........................................18
               (b)    Conditions to Removal of Restrictions...................18
               (c)    Legend..................................................18
               (d)    Possession..............................................19
               (e)    Other Conditions........................................19
        7.2    Expiration of Restrictions.....................................19
        7.3    Rights as Stockholder..........................................19
        7.4    Payment of Taxes...............................................19
        7.5    Other Agreement Provisions.....................................20

SECTION 8.  AWARDS TO NON-EMPLOYEE DIRECTORS..................................20
        8.1    Ineligibility for Other Awards.................................20
        8.2    Automatic Grant of Awards......................................20
        8.3    Available Stock................................................20
        8.4    Exercisability.................................................21

SECTION 9.  ADJUSTMENT PROVISIONS.............................................21
        9.1    Adjustment of Awards and Authorized Stock......................21
        9.2    Changes in Control.............................................22
        9.3    Restructuring Without Change in Control........................22
        9.4    Notice of Restructuring........................................24

SECTION 10.  ADDITIONAL PROVISIONS............................................24
        10.1   Termination of Employment......................................24
        10.2   Other Loss of Eligibility - Non-Employees......................25
        10.3   Death..........................................................25
        10.4   Disability.....................................................25
        10.5   Leave of Absence...............................................26
        10.6   Transferability of Awards......................................26
        10.7   Forfeiture and Restrictions on Transfer........................26
        10.8   Delivery of Certificates of Stock..............................26
        10.9   Conditions to Delivery of Stock................................27
        10.10  Certain Directors and Officers.................................27

        10.11  Securities Act Legend..........................................28
        10.12  Legend for Restrictions on Transfer............................28
        10.13  Rights as a Stockholder........................................28
        10.14  Furnish Information............................................29
        10.15  Obligation to Exercise.........................................29
        10.16  Adjustments to Awards..........................................29
        10.17  Remedies.......................................................29
        10.18  Information Confidential.......................................29
        10.19  Consideration..................................................29

SECTION 11.  DURATION AND AMENDMENT OF PLAN...................................30
        11.1   Duration.......................................................30
        11.2   Amendment......................................................30

SECTION 12.  GENERAL..........................................................30
        12.1   Application of Funds...........................................30
        12.2   Right of the Corporation and Subsidiaries to Terminate
               Employment.....................................................30
        12.3   No Liability for Good Faith Determinations.....................30
        12.4   Other Benefits.................................................31
        12.5   Exclusion From Pension and Profit-Sharing Compensation.........31
        12.6   Execution of Receipts and Releases.............................31
        12.7   Unfunded Plan..................................................31
        12.8   No Guarantee of Interests......................................32
        12.9   Payment of Expenses............................................32
        12.10  Corporation Records............................................32
        12.11  Information....................................................32
        12.12  No Liability of Corporation....................................32
        12.13  Corporation Action.............................................32
        12.14  Severability...................................................32
        12.15  Notices........................................................33
        12.16  Successors.....................................................33
        12.17  Headings.......................................................33
        12.18  Governing Law..................................................33
        12.19  Word Usage.....................................................34

                        DAWSON PRODUCTION SERVICES, INC.

                              AMENDED AND RESTATED
                               1995 INCENTIVE PLAN
                          (Amended as of July 31, 1997)


                            SCOPE AND PURPOSE OF PLAN

        Dawson Production Services, Inc., a Texas corporation (formerly Dawson Well Servicing, Inc.) ("Dawson"), has adopted a 1995 Incentive Plan effective as of October 6, 1995; Dawson now desires to amend and restate such plan as of July 31, 1997 (the "Plan") to provide for the granting of:

        (a) Incentive Options (hereafter defined) to certain Key Employees (hereafter defined);

        (b) Nonstatutory Options (hereafter defined) to certain Key Employees, Non-Employee Directors (hereafter defined) and other persons;

        (c) Restricted Stock Awards (hereafter defined) to certain Key Employees and other persons; and

        (d) Stock Appreciation Rights (hereafter defined) to certain Key Employees and other persons.

        The purpose of the Plan is to provide an incentive for Key Employees and directors of the Corporation or its Subsidiaries (hereafter defined) to aid the Corporation in attracting able persons to enter the service of the Corporation and its Subsidiaries, to extend to them the opportunity to acquire a proprietary interest in the Corporation so that they will apply their best efforts for the benefit of the Corporation, and to remain in the service of the Corporation or its Subsidiaries. This Plan has been originally adopted by the Board of Directors and stockholders of the Corporation prior to the registration of any of securities of the Corporation under the Exchange Act (hereafter defined) and accordingly amounts paid under the Plan are exempt from the provisions of
Section 162(m) of the Code (hereafter defined).

SECTION 1.  DEFINITIONS

        1.1 "Acquiring Person" means any Person other than the Corporation, any Subsidiary of the Corporation, any employee benefit plan of the Corporation or of a Subsidiary of the Corporation or of a corporation owned directly or indirectly by the stockholders of the Corporation in substantially the same proportions as their ownership of Stock of the Corporation, or any trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or of a Subsidiary of the Corporation or of a corporation owned directly or indirectly by the stockholders of the Corporation in substantially the same proportions as their ownership of Stock of the Corporation.

        1.2 "Affiliate" means (a) any Person who is directly or indirectly the beneficial owner of at least 10% of the voting power of the Voting Securities or
(b) any Person controlling, controlled by, or under common control with the Company or any Person contemplated in clause (a) of this Subsection 1.2.

        1.3 "Award" means the grant of any form of Option, Restricted Stock Award, or Stock Appreciation Right under the Plan, whether granted individually, in combination, or in tandem, to a Holder pursuant to the terms, conditions, and limitations that the Committee may establish in order to fulfill the objectives of the Plan.

        1.4 "Award Agreement" means the written agreement between the Corporation and a Holder evidencing the terms, conditions, and limitations of the Award granted to that Holder.

        1.5 "Board of Directors" means the board of directors of the Corporation.

        1.6 "Business Day" means any day other than a Saturday, a Sunday, or a day on which banking institutions in the State of Texas are authorized or obligated by law or executive order to close.

        1.7 "Change in Control" means the event that is deemed to have occurred if:

               (a) any Acquiring Person is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing fifty percent or more of the combined voting power of the then outstanding Voting Securities of the Corporation; or

               (b) members of the Incumbent Board cease for any reason to constitute at least a majority of the Board of Directors; or

               (c) a public announcement is made of a tender or exchange offer by any Acquiring Person for fifty percent or more of the outstanding Voting Securities of the Corporation, and the Board of Directors approves or fails to oppose that tender or exchange offer in its statements in Schedule 14D-9 under the Exchange Act; or

               (d) the stockholders of the Corporation approve a merger or consolidation of the Corporation with any other corporation or partnership (or, if no such approval is required, the consummation of such a merger or consolidation of the Corporation), other than a merger or consolidation that would result in the Voting Securities of the Corporation outstanding immediately before the consummation thereof continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity or of a parent of the surviving entity) a majority of the combined voting power of the Voting Securities of the surviving entity (or its parent) outstanding immediately after that merger or consolidation; or

               (e) the stockholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all the Corporation's assets (or, if no such approval is required, the consummation of such a liquidation, sale, or disposition in one transaction or series of related transactions) other than a liquidation, sale, or disposition of all or substantially all the Corporation's assets in one transaction or a series of related transactions to a corporation owned directly or indirectly by the stockholders of the Corporation in substantially the same proportions as their ownership of Stock of the Corporation.

        1.8 "Code" means the Internal Revenue Code of 1986, as amended.

        1.9 "Committee" means the Committee, which Committee shall administer this Plan and is further described under Section 3.

        1.10 "Convertible Securities" means evidences of indebtedness, shares of capital stock, or other securities that are convertible into or exchangeable for shares of Stock, either immediately or upon the arrival of a specified date or the happening of a specified event.

        1.11 "Corporation" has the meaning given to it in the second paragraph under "Scope and Purpose of Plan."

        1.12 "Date of Grant" has the meaning given it in Subsection 4.3.

        1.13 "Disability" has the meaning given it in Subsection 10.4.

        1.14 "Disinterested Person" has the meaning given it in Rule 16b-3(c)(2)(i).

        1.15 "Effective Date" means October 6, 1995.

        1.16 "Eligible Individuals" means (a) Key Employees, (b) Non-Employee Directors only for purposes of Nonstatutory Options pursuant to Section 8, (c) any other Person that the Committee designates as eligible for an Award (other than for Incentive Options) because the Person performs, or has performed, valuable services for the Corporation or any of its Subsidiaries (other than services in connection with the offer or sale of securities in a capital-raising transaction) and the Committee determines that the Person has a direct and significant effect on the financial development of the Corporation or any of its Subsidiaries, and (d) any transferee of an Award if the transfer has been approved in advanced by the written consent of a majority of the Committee members. Notwithstanding the foregoing provisions of this Subsection 1.16, to ensure that the requirements of the fourth sentence of Subsection 3.1 are satisfied, the Board of Directors may from time to time specify individuals who shall not be eligible for the grant of Awards or equity securities under any plan of the Corporation or its Affiliates. Nevertheless, the Board of Directors may at any time determine that an individual who has been so excluded from eligibility shall become eligible for grants of Awards and grants of such other equity securities under any plans of the Corporation or its Affiliates so long as that eligibility will not impair the Plan's satisfaction of the conditions of Rule 16b-3.

        1.17 "Employee" means any employee of the Corporation or of any of its Subsidiaries, including officers and directors of the Corporation who are also employees of the Corporation or of any of its Subsidiaries.

        1.18 "Exchange Act" means the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, or any successor law, as it may be amended from time to time.

        1.19 "Exercise Notice" has the meaning given it in Subsection 5.5.

        1.20 "Exercise Price" has the meaning given it in Subsection 5.4.

        1.21 "Fair Market Value" means, for a particular day:

               (a) If shares of Stock of the same class are listed or admitted to unlisted trading privileges on any national or regional securities exchange at the date of determining the Fair Market Value, then the last reported sale price, regular way, on the composite tape of that exchange on the last Business Day before the date in question or, if no such sale takes place on that Business Day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to unlisted trading privileges on that securities exchange; or

               (b) If shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in Subsection 1.21(a) and sales prices for shares of Stock of the same class in the over-the-counter market are reported by the National Association of Securities Dealers, Inc. Automated Quotations, Inc. ("NASDAQ") National Market System (or such other system then in use) at the date of determining the Fair Market Value, then the last reported sales price so reported on the last Business Day before the date in question or, if no such sale takes place on that Business Day, the average of the high bid and low asked prices so reported; or

               (c) If shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in Subsection 1.21(a) and sales prices for shares of Stock of the same class are not reported by the NASDAQ National Market System (or a similar system then in use) as provided in Subsection 1.21(b), and if bid and asked prices for shares of Stock of the same class in the over-the-counter market are reported by NASDAQ (or, if not so reported, by the National Quotation Bureau Incorporated) at the date of determining the Fair Market Value, then the average of the high bid and low asked prices on the last Business Day before the date in question; or

               (d) If shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in Subsection 1.21(a) and sales prices or bid and asked prices therefor are not reported by NASDAQ (or the National Quotation Bureau Incorporated) as provided in Subsection 1.21(b) or Subsection 1.21(c) at the date of determining the Fair Market Value, then the value determined in good faith by the Committee, which determination shall be conclusive for all purposes; or

               (e) If shares of Stock of the same class are listed or admitted to unlisted trading privileges as provided in Subsection 1.21(a) or sales prices or bid and asked prices therefor are reported by NASDAQ (or the National Quotation Bureau Incorporated) as provided in Subsection 1.22(b) or Subsection 1.22(c) at the date of determining the Fair Market Value, but the volume of trading is so low that the Board of Directors determines in good faith that such prices are not indicative of the fair value of the Stock, then the value determined in good faith by the Committee, which determination shall be conclusive for all purposes notwithstanding the provisions of Subsections 1.21(a), (b), or (c).

For purposes of valuing Incentive Options, the Fair Market Value of Stock shall be determined without regard to any restriction other than one that, by its terms, will never lapse. For purposes of the redemption provided for in Subsection 9.3(d)(v), Fair Market Value shall have the meaning and shall be determined as set forth above; provided, however, that the Committee, with respect to any such redemption, shall have the right to determine that the Fair Market Value for purposes of the redemption should be an amount measured by the value of the shares of Stock, other securities, cash, or property otherwise being received by holders of shares of Stock in connection with the Restructuring and upon that determination the Committee shall have the power and authority to determine Fair Market Value for purposes of the redemption based upon the value of such shares of stock, other securities, cash, or property. Any such determination by the Committee, as evidenced by a resolution of the Committee, shall be conclusive for all purposes.

        1.22 "Fiscal Year" means the fiscal year of the Corporation ending on March 31 of each year.

        1.23 "Holder" means an Eligible Individual to whom an outstanding Award has been granted, or the permitted transferee of a Holder.

        1.24 "Incumbent Board" means the individuals who, as of the Effective Date, constitute the Board of Directors and any other individual who becomes a director of the Corporation after that date and whose election or appointment by the Board of Directors or nomination for election by the Corporation's stockholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board.

        1.25 "Incentive Option" means an incentive stock option as defined under
Section 422 of the Code and regulations thereunder.

        1.26 "Key Employee" means any Employee whom the Committee identifies as having a direct and significant effect on the performance of the Corporation or any of its Subsidiaries.

        1.27 "Non-Employee Director" means a director of the Corporation who while a director is not an Employee.

        1.28 "Nonstatutory Option" means a stock option that does not satisfy the requirements of Section 422 of the Code or that is designated at the Date of Grant or in the applicable Award Agreement to be an option other than an Incentive Option.

        1.29 "Non-Surviving Event" means an event of Restructuring as described in either Subsection 1.37(b) or Subsection 1.37(c).

        1.30 "Normal Retirement" means the separation of the Holder from employment with the Corporation and its Subsidiaries with the right to receive an immediate benefit under a retirement plan approved by the Corporation. If no such plan exists, Normal Retirement shall mean separation of the Holder from employment with the Corporation and its Subsidiaries at age 62 or later.

        1.31 "Option" means either an Incentive Option or a Nonstatutory Option, or both.

        1.32 "Person" means any person or entity of any nature whatsoever, specifically including (but not limited to) an individual, a firm, a company, a corporation, a partnership, a trust, or other entity. A Person, together with that Person's affiliates and associates (as "affiliate" and "associate" are defined in Rule 12b-2 under the Exchange Act for purposes of this definition only), and any Persons acting as a partnership, limited partnership, joint venture, association, syndicate, or other group (whether or not formally organized), or otherwise acting jointly or in concert or in a coordinated or consciously parallel manner (whether or not pursuant to any express agreement), for the purpose of acquiring, holding, voting, or disposing of securities of the Corporation with that Person, shall be deemed a single "Person."

        1.33 "Plan" means the Corporation's 1995 Incentive Plan, as it may be amended from time to time.

        1.34 "Restricted Stock" means Stock that is nontransferable or subject to substantial risk of forfeiture until specific conditions are met.

        1.35 "Restricted Stock Award" means the grant or purchase, on the terms and conditions of Section 7 or that the Committee otherwise determines, of Restricted Stock.

        1.36 "Restructuring" means the occurrence of any one or more of the following:

               (a) The merger or consolidation of the Corporation with any Person, whether effected as a single transaction or a series of related transactions, with the Corporation remaining the continuing or surviving entity of that merger or consolidation and the Stock remaining outstanding and not changed into or exchanged for stock or other securities of any other Person or of the Corporation, cash, or other property;

               (b) The merger or consolidation of the Corporation with any Person, whether effected as a single transaction or a series of related transactions, with (i) the Corporation not being the continuing or surviving entity of that merger or consolidation or (ii) the Corporation remaining the continuing or surviving entity of that merger or consolidation but all or a part of the outstanding shares of Stock are changed into or exchanged for stock or other securities of any other Person or the Corporation, cash, or other property; or

               (c) The transfer, directly or indirectly, of all or substantially all of the assets of the Corporation (whether by sale, merger, consolidation, liquidation, or otherwise) to any Person, whether effected as a single transaction or a series of related transactions.

        1.37 "Rule 16b-3" means Rule 16b-3 under Section 16(b) of the Exchange Act as adopted in Exchange Act Release No. 34-37260 (May 31, 1996), or any successor rule, as it may be amended from time to time.

        1.38 "Securities Act" means the Securities Act of 1933 and the rules and regulations promulgated thereunder, or any successor law, as it may be amended from time to time.

        1.39 "Stock" means the common stock, $0.01 par value per share, of Dawson, or any other securities that are substituted for the Stock as provided in Section 9.

        1.40 "Stock Appreciation Right" means the right to receive an amount equal to the excess of the Fair Market Value of a share of Stock (as determined on the date of exercise) over, as appropriate, the Exercise Price of a related Option or the Fair Market Value of the Stock on the Date of Grant of the Stock Appreciation Right.

        1.41 "Subsidiary" means, with respect to any Person, any corporation, or other entity of which a majority of the Voting Securities is owned, directly or indirectly, by that Person.

        1.42 "Total Shares" has the meaning given it in Subsection 9.2.

        1.43 "Voting Securities" means any securities that are entitled to vote generally in the election of directors, in the admission of general partners or in the selection of any other similar governing body.

SECTION 2.  SHARES OF STOCK SUBJECT TO THE PLAN

        2.1 MAXIMUM NUMBER OF SHARES. Subject to the provisions of Subsection
2.2 and Section 9, the aggregate number of shares of Stock that may be issued or transferred pursuant to Awards under the Plan shall be 537,500 (after giving effect to a 4.3-for-1 stock split effective March 1, 1996; provided, however, the number of shares of Stock shall be increased automatically effective April 1, 1997 (and on each April 1 thereafter for the duration of the Plan), by an amount equal to an additional 1.5% of the total shares of Stock then issued and outstanding, added to the number of shares then available under the Plan, up to a maximum of 200,000 additional shares of Stock per year; provided, further, the number of shares of Stock available for grant under the

Plan shall not exceed 200,000 after allowing for grants anticipated by the Corporation for the then current fiscal year.

        2.2 LIMITATION OF SHARES. For purposes of the limitations specified in Subsection 2.1, the following principles shall apply:

               (a) the following shall count against and decrease the number of shares of Stock that may be issued for purposes of Subsection 2.1: (i) shares of Stock subject to outstanding Options, outstanding shares of Restricted Stock, and shares subject to outstanding Stock Appreciation Rights granted independent of Options (based on a good faith estimate by the Corporation or the Committee of the maximum number of shares for which the Stock Appreciation Right may be settled (assuming payment in full in shares of Stock)), and (ii) in the case of Options granted in tandem with Stock Appreciation Rights, the greater of the number of shares of Stock that would be counted if one or the other alone was outstanding (determined as described in clause (i) above);

               (b) the following shall be added back to the number of shares of Stock that may be issued for purposes of Subsection 2.1: (i) shares of Stock with respect to which Options, Stock Appreciation Rights granted independent of Options, or Restricted Stock Awards expire, are cancelled, or otherwise terminate without being exercised, converted, or vested, as applicable, and (ii) in the case of Options granted in tandem with Stock Appreciation Rights, shares of Stock as to which an Option has been surrendered in connection with the exercise of a related ("tandem") Stock Appreciation Right, to the extent the number surrendered exceeds the number issued upon exercise of the Stock Appreciation Right; provided that, in any case, the holder of such Awards did not receive any dividends or other benefits of ownership with respect to the underlying shares being added back, other than voting rights and the accumulation (but not payment) of dividends of Stock;

               (c) shares of Stock subject to Stock Appreciation Rights granted independent of Options (calculated as provided in clause (a) above) that are exercised and paid in cash shall be added back to the number of shares of Stock that may be issued for purposes of Subsection 2.1, provided that the Holder of such Stock Appreciation Right did not receive any dividends or other benefits of ownership, other than voting rights and the accumulation (but not payment) of dividends, of the shares of Stock subject to the Stock Appreciation Right;

               (d) shares of Stock that are transferred by a Holder of an Award (or withheld by the Corporation) as full or partial payment to the Corporation of the purchase price of shares of Stock subject to an Option or the Corporation's or any Subsidiary's tax withholding obligations shall not be added back to the number of shares of Stock that may be issued for purposes of Subsection 2.1 and shall not again be subject to Awards; and

               (e) if the number of shares of Stock counted against the number of shares that may be issued for purposes of Subsection 2.1 is based upon an estimate made by the

        Corporation or the Committee as provided in clause (a) above and the actual number of shares of Stock issued pursuant to the applicable Award is greater or less than the estimated number, then, upon such issuance, the number of shares of Stock that may be issued pursuant to Subsection
        2.1 shall be further reduced by the excess issuance or increased by the shortfall, as applicable.

Notwithstanding the provisions of this Subsection 2.2, no Stock shall be treated as issuable under the Plan to Eligible Individuals subject to Section 16 of the Exchange Act if otherwise prohibited from issuance under Rule 16b-3.

        2.3 DESCRIPTION OF SHARES. The shares to be delivered under the Plan shall be made available from (a) authorized but unissued shares of Stock, (b) Stock held in the treasury of the Corporation, or (c) previously issued shares of Stock reacquired by the Corporation, including shares purchased on the open market, in each situation as the Board of Directors or the Committee may determine from time to time at its sole option.

        2.4 REGISTRATION AND LISTING OF SHARES. From time to time, the Board of Directors and appropriate officers of the Corporation shall and are authorized to take whatever actions are necessary to file required documents with governmental authorities, stock exchanges, and other appropriate Persons to make shares of Stock available for issuance pursuant to the exercise of Awards.

SECTION 3.  ADMINISTRATION OF THE PLAN

        3.1 COMMITTEE. The Committee shall administer the Plan with respect to all Eligible Individuals who are subject to Section 16(b) of the Exchange Act, but shall not have the power to appoint members of the Committee or to terminate, modify, or amend the Plan. The Board of Directors may administer the Plan with respect to all other Eligible Individuals, or may delegate all or part of that duty to the Committee. Except for references in Subsections 3.1, 3.2 and 3.3, and unless the context otherwise requires, references herein to the Committee shall also refer to the Board of Directors as administrator of the Plan for Eligible Individuals who are subject to Section 16(b) of the Exchange Act. The Committee shall be constituted so that, as long as Stock is registered under Section 12 of the Exchange Act, each member of the Committee shall be a Disinterested Person and so that the Plan in all other applicable respects will qualify transactions related to the Plan for the exemptions from Section 16(b) of the Exchange Act provided by Rule 16b-3, to the extent exemptions thereunder may be available. No discretion regarding Awards to Eligible Individuals who are subject to Section 16(b) of the Exchange Act shall be afforded to a person who is not a Disinterested Person. The number of Persons that shall constitute the Committee shall be determined from time to time by a majority of all the members of the Board of Directors and, unless that majority of the Board of Directors determines otherwise or Rule 16b- 3 is amended to require otherwise, shall be no less than two Persons. Persons elected to serve on the Committee as Disinterested Persons shall not be eligible to receive Awards or equity securities under any plan of the Corporation or its affiliates while they are serving as members of the Committee; shall not have received Awards or such equity securities under any plan of the Corporation or its affiliates within one year before their appointment to the Committee becomes effective; and shall not be eligible to receive Awards or such equity securities under any plan of the Corporation or its affiliates for such period following service on the Committee as may be required by Rule 16b-3 for that person to remain a Disinterested Person, in each case except for Awards or equity securities granted as provided in paragraphs (c)(2)(i)(A), (B), (C), or (D) of Rule 16b-3. Notwithstanding the foregoing, the Board of Directors may designate the Compensation Committee (regardless of its composition) of the Board of Directors to serve as the Committee hereunder, provided that the Stock is not registered under Section 12 of the Exchange Act.

        3.2 DURATION, REMOVAL, ETC. The members of the Committee shall serve at the discretion of the Board of Directors, which shall have the power, at any time and from time to time, to remove members from or add members to the Committee. Removal from the Committee may be with or without cause. Any individual serving as a member of the Committee shall have the right to resign from membership in the Committee by at least three days' written notice to the Board of Directors. The Board of Directors, and not the remaining members of the Committee, shall have the power and authority to fill all vacancies on the Committee. The Board of Directors shall promptly fill any vacancy that causes the number of members of the Committee to be below two or any other number that Rule 16b-3 may require from time to time.

        3.3 MEETINGS AND ACTIONS OF COMMITTEE. The Board of Directors shall designate which of the Committee members shall be the chairman of the Committee. If the Board of Directors fails to designate a Committee chairman, the members of the Committee shall elect one of the Committee members as chairman, who shall act as chairman until he ceases to be a member of the Committee or until the Board of Directors elects a new chairman. The Committee shall hold its meetings at those times and places as the chairman of the Committee may determine. At all meetings of the Committee, a quorum for the transaction of business shall be required and a quorum shall be deemed present if at least a majority of the members of the Committee are present. At any meeting of the Committee, each member shall have one vote. All decisions and determinations of the Committee shall be made by the majority vote or majority decision of all of its members present at a meeting at which a quorum is present; provided, however, that any decision or determination reduced to writing and signed by all of the members of the Committee shall be as fully effective as if it had been made at a meeting that was duly called and held. The Committee may make any rules and regulations for the conduct of its business that are not inconsistent with the provisions of the Plan, the Articles or Certificate of Incorporation of the Corporation, the by-laws of the Corporation, and Rule 16b-3 so long as it is applicable, as the Committee may deem advisable.

        3.4 COMMITTEE'S POWERS. Subject to the express provisions of the Plan and Rule 16b-3, the Committee shall have the authority, in its sole and absolute discretion, to (a) adopt, amend, and rescind administrative and interpretive rules and regulations relating to the Plan; (b) determine the Eligible Individuals to whom, and the time or times at which, Awards shall be granted;
(c) determine the amount of cash and the number of shares of Stock, Stock Appreciation Rights, or Restricted Stock Awards, or any combination thereof, that shall be the subject of each Award; (d) determine the terms and provisions of each Award Agreement (which need not be identical), including provisions defining or otherwise relating to (i) the term and the period or periods and extent of exercisability of the Options, (ii) the extent to which the transferability of shares of Stock issued or transferred pursuant to any Award is restricted, (iii) the effect of termination of employment of the Holder on the Award, and (iv) the effect of approved leaves of absence (consistent with any applicable regulations of the Internal Revenue Service); (e) accelerate, pursuant to Section 9, the time of exercisability of any Option that has been granted; (f) construe the respective Award Agreements and the Plan; (g) make determinations of the Fair Market Value of the Stock pursuant to the Plan; (h) delegate its duties under the Plan to such agents as it may appoint from time to time, provided that the Committee may not delegate its duties with respect to making Awards to, or otherwise with respect to Awards granted to, Eligible Individuals who are subject to Section 16(b) of the Exchange Act; and (i) make all other determinations, perform all other acts, and exercise all other powers and authority necessary or advisable for administering the Plan, including the delegation of those ministerial acts and responsibilities as the Committee deems appropriate. Subject to Rule 16b-3, the Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan, in any Award, or in any Award Agreement in the manner and to the extent it deems necessary or desirable to carry the Plan into effect, and the Committee shall be the sole and final judge of that necessity or desirability. The determinations of the Committee on the matters referred to in this Subsection 3.4 shall be final and conclusive.

SECTION 4.  ELIGIBILITY AND PARTICIPATION

        4.1 ELIGIBLE INDIVIDUALS. Awards may be granted pursuant to the Plan only to persons who are Eligible Individuals at the time of the grant thereof.

        4.2 GRANT OF AWARDS. Subject to the express provisions of the Plan, the Committee shall determine which Eligible Individuals shall be granted Awards from time to time. In making grants, the Committee shall take into consideration the contribution the potential Holder has made or may make to the success of the Corporation or its Subsidiaries and such other considerations as the Board of Directors may from time to time specify. The Committee shall also determine the number of shares subject to each of the Awards and shall authorize and cause the Corporation to grant Awards in accordance with those determinations.

        4.3 DATE OF GRANT. The date on which the Committee completes all action resolving to offer an Award to an individual, including the specification of the number of shares of Stock to be subject to the Award, shall be the date on which the Award covered by an Award Agreement is granted (the "Date of Grant"), even though certain terms of the Award Agreement may not be determined at that time and even though the Award Agreement may not be executed until a later time. In no event shall a Holder gain any rights in addition to those specified by the Committee in its grant, regardless of the time that may pass between the grant of the Award and the actual execution of the Award Agreement by the Corporation and the Holder. Notwithstanding the above provisions of this Subsection 4.3, the Date of Grant of an Award granted pursuant to Subsection 8.2(a) shall be the Effective Date, the Date of Grant of an Award granted pursuant to Subsection 8.2(b) and Subsection 8.2(c) shall be the date on which such Award is granted as provided in such Subsections.

        4.4 AWARD AGREEMENTS. Each Award granted under the Plan shall be evidenced by an Award Agreement that is executed by the Corporation and the Eligible Individual to whom the Award is granted and incorporating those terms that the Committee shall deem necessary or desirable. More than one Award may be granted under the Plan to the same Eligible Individual and be outstanding concurrently. In the event an Eligible Individual is granted both one or more Incentive Options and one or more Nonstatutory Options, those grants shall be evidenced by separate Award Agreements, one for each of the Incentive Option grants and one for each of the Nonstatutory Option grants.

        4.5 LIMITATION FOR INCENTIVE OPTIONS. Notwithstanding any provision contained herein to the contrary, (a) a person shall not be eligible to receive an Incentive Option unless he is an Employee of the Corporation or a corporate Subsidiary (but not a partnership Subsidiary) and (b) a person shall not be eligible to receive an Incentive Option if, immediately before the time the Option is granted, that person owns (within the meaning of Sections 422 and 424(d) of the Code) stock possessing more than ten percent of the total combined voting power or value of all classes of outstanding stock of the Corporation or a Subsidiary. Nevertheless, Subsection 4.5(b) shall not apply if, at the time the Incentive Option is granted, the Exercise Price of the Incentive Option is at least one hundred ten percent of Fair Market Value and the Incentive Option is not, by its terms, exercisable after the expiration of five years from the Date of Grant.

        4.6 NO RIGHT TO AWARD. The adoption of the Plan shall not be deemed to give any Person a right to be granted an Award.

SECTION 5.  TERMS AND CONDITIONS OF OPTIONS

        All Options granted under the Plan shall comply with, and the related Award Agreements shall be deemed to include and be subject to, the terms and conditions set forth in this Section 5 (to the extent each term and condition applies to the form of Option) and also to the terms and conditions set forth in Sections 9 and 10; provided, however, that the Committee may authorize an Award Agreement that expressly contains terms and provisions that differ from the terms and provisions set forth in Subsections 9.2, 9.3, and 9.4 and any of the terms and provisions of Section 10 (other than Subsections 10.9 and 10.10).

        5.1 NUMBER OF SHARES. Each Award Agreement shall state the total number of shares of Stock to which it relates.

        5.2 VESTING. Each Award Agreement shall state the time or periods in which, or the conditions upon satisfaction of which, the right to exercise the Option or a portion thereof shall vest and the number of shares of Stock for which the right to exercise the Option shall vest at each such time, period, or fulfillment of condition.

        5.3 EXPIRATION OF OPTIONS. No Option shall be exercised after the expiration of a period of ten years commencing on the Date of Grant of the Option; provided, however, that any portion of a Nonstatutory Option that pursuant to the terms of the Award Agreement under which such Nonstatutory Option is granted shall not become exercisable until the date which is the tenth anniversary of the Date of Grant of such Nonstatutory Option may be exercisable for a period of 30 days following the date on which such portion becomes exercisable.

        5.4 EXERCISE PRICE. Each Award Agreement shall state the exercise price per share of Stock (the "Exercise Price"); PROVIDED, HOWEVER, that the exercise price per share of Stock subject to an Incentive Option shall not be less than the greater of (a) the par value per share of the Stock or (b) 100% of the Fair Market Value per share of the Stock on the Date of Grant of the Option.

        5.5 METHOD OF EXERCISE. The Option shall be exercisable only by written notice of exercise (the "Exercise Notice") delivered to the Corporation during the term of the Option, which notice shall (a) state the number of shares of Stock with respect to which the Option is being exercised, (b) be signed by the Holder of the Option or, if the Holder is dead or becomes affected by a Disability, by the person authorized to exercise the Option pursuant to Subsections 10.3 and 10.4, (c) be accompanied by the Exercise Price for all shares of Stock for which the Option is being exercised, and (d) include such other information, instruments, and documents as may be required to satisfy any other condition to exercise contained in the Award Agreement. The Option shall not be deemed to have been exercised unless all of the requirements of the preceding provisions of this Subsection 5.5 have been satisfied.

        5.6 INCENTIVE OPTION EXERCISES. Except as otherwise provided in Subsection 10.3, during the Holder's lifetime, only the Holder may exercise an Incentive Option; provided, however, if an Incentive Option is transferred to a permitted transferee, as approved by the written consent of a majority of the Committee members, such Option may be exercised by such transferee as a Nonstatutory Option if such Option, for any reason, ceases to be an Incentive Option.

        5.7 MEDIUM AND TIME OF PAYMENT. The Exercise Price of an Option shall be payable in full upon the exercise of the Option (a) in cash or by an equivalent means acceptable to the Committee, (b) on the Committee's prior consent, with shares of Stock owned by the Holder (including shares received upon exercise of the Option or restricted shares already held by the Holder) and having a Fair Market Value at least equal to the aggregate Exercise Price payable in connection with such exercise, or (c) by any combination of clauses (a) and (b). If the Committee elects to accept shares of Stock in payment of all or any portion of the Exercise Price, then (for purposes of payment of the Exercise Price) those shares of Stock shall be deemed to have a cash value equal to their aggregate Fair Market Value determined as of the date the certificate for such shares is delivered to the Corporation. If the Committee elects to accept shares of restricted Stock in payment of all or any portion of the Exercise Price, then an equal number of shares issued pursuant to the exercise shall be restricted on the same terms and for the restriction period remaining on the shares used for payment.

        5.8 PAYMENT WITH SALE PROCEEDS. In addition, at the request of the Holder and to the extent permitted by applicable law, the Committee may (but shall not be required to) approve arrangements with a brokerage firm under which that brokerage firm, on behalf of the Holder, shall pay to the Corporation the Exercise Price of the Option being exercised and the Corporation shall promptly deliver the exercised shares of Stock to the brokerage firm. To accomplish this transaction, the Holder must deliver to the Corporation an Exercise Notice containing irrevocable instructions from the Holder to the Corporation to deliver the Stock certificates representing the shares of Stock directly to the broker. Upon receiving a copy of the Exercise Notice acknowledged by the Corporation, the broker shall sell that number of shares of Stock or loan the Holder an amount sufficient to pay the Exercise Price and any withholding obligations due. The broker then shall deliver to the Corporation that portion of the sale or loan proceeds necessary to cover the Exercise Price and any withholding obligations due. The Committee shall not approve any transaction of this nature if the Committee believes that the transaction would give rise to the Holder's liability for short-swing profits under Section 16(b) of the Exchange Act.

        5.9 PAYMENT OF TAXES. The Committee may, in its discretion, require a Holder to pay to the Corporation (or the Corporation's Subsidiary if the Holder is an employee of a Subsidiary of the Corporation), at the time of the exercise of an Option or thereafter, the amount that the Committee deems necessary to satisfy the Corporation's or its Subsidiary's current or future obligation to withhold federal, state, or local income or other taxes that the Holder incurs by exercising an Option. In connection with the exercise of an Option requiring tax withholding, a Holder may (a) direct the Corporation to withhold from the shares of Stock to be issued to the Holder the number of shares necessary to satisfy the Corporation's obligation to withhold taxes, that determination to be based on the shares' Fair Market Value as of the date of exercise; (b) deliver to the Corporation sufficient shares of Stock (based upon the Fair Market Value as of the date of such delivery) to satisfy the Corporation's tax withholding obligations, which tax withholding obligation is based on the shares' Fair Market Value as of the later of the date of exercise or the date as of which the shares of Stock issued in connection with such exercise become includible in the income of the Holder; or (c) deliver sufficient cash to the Corporation to satisfy its tax withholding obligations. Holders who elect to use such a stock withholding feature must make the election at the time and in the manner that the Committee prescribes. The Committee may, at its sole option, deny any Holder's request to satisfy withholding obligations through Stock instead of cash. In the event the Committee subsequently determines that the aggregate Fair Market Value (as determined above) of any shares of Stock withheld or delivered as payment of any tax withholding obligation is insufficient to discharge that tax withholding obligation, then the Holder shall pay to the Corporation, immediately upon the Committee's request, the amount of that deficiency in the form of payment requested by the Committee.

        5.10 LIMITATION ON AGGREGATE VALUE OF SHARES THAT MAY BECOME FIRST EXERCISABLE DURING ANY CALENDAR YEAR UNDER AN INCENTIVE OPTION. Except as is otherwise provided in Subsection 9.3, with respect to any Incentive Option granted under this Plan, the aggregate Fair Market Value of shares of Stock subject to an Incentive Option and the aggregate Fair Market Value of shares of Stock or stock of any Subsidiary (or a predecessor of the Corporation or a Subsidiary) subject to any other incentive stock option (within the meaning of
Section 422 of the Code) of the Corporation or its Subsidiaries (or a predecessor corporation of any such corporation) that first become purchasable by a Holder in any calendar year may not (with respect to that Holder) exceed $100,000, or such other amount as may be prescribed under Section 422 of the Code or applicable regulations or rulings from time to time. As used in the previous sentence, Fair Market Value shall be determined as of the Date of Grant of the Incentive Option. For purposes of this Subsection 5.10, "predecessor corporation" means (a) a corporation that was a party to a transaction described in Section 424(a) of the Code (or which would be so described if a substitution or assumption under that Section had been effected) with the Corporation, (b) a corporation which, at the time the new incentive stock option (within the meaning of Section 422 of the Code) is granted, is a Subsidiary of the Corporation or a predecessor corporation of any such corporations, or (c) a predecessor corporation of any such corporations. Failure to comply with this provision shall not impair the enforceability or exercisability of any Option, but shall cause the excess amount of shares to be reclassified in accordance with the Code.

        5.11 NO FRACTIONAL SHARES. The Corporation shall not in any case be required to sell, issue, or deliver a fractional share with respect to any Option. In lieu of the issuance of any fractional share of Stock, the Corporation shall pay to the Holder an amount in cash equal to the same fraction (as the fractional Stock) of the Fair Market Value of a share of Stock determined as of the date of the applicable Exercise Notice.

        5.12 MODIFICATION, EXTENSION, AND RENEWAL OF OPTIONS. Subject to the terms and conditions of and within the limitations of the Plan, Rule 16b-3, and any consent required by the last sentence of this Subsection 5.12, the Committee may (a) modify, extend, or renew outstanding Options granted under the Plan, (b) accept the surrender of Options outstanding hereunder (to the extent not previously exercised) and authorize the granting of new Options in substitution for outstanding Options (to the extent not previously exercised), and (c) amend the terms of an Incentive Option at any time to include provisions that have the effect of changing the Incentive Option to a Nonstatutory Option. Nevertheless, without the consent of the Holder, the Committee may not modify any outstanding Options so as to specify a higher or lower Exercise Price or accept the surrender of outstanding Incentive Options and authorize the granting of new Options in substitution therefor specifying a higher or lower Exercise Price. In addition, no modification of an Option granted hereunder shall, without the consent of the Holder, alter or impair any rights or obligations under any Option theretofore granted to such Holder under the Plan except, with respect to Incentive Options, as may be necessary to satisfy the requirements of Section 422 of the Code or as permitted in clause (c) of this Subsection 5.12.

        5.13 OTHER AGREEMENT PROVISIONS. The Award Agreements authorized under the Plan shall contain such provisions in addition to those required by the Plan (including without limitation restrictions or the removal of restrictions upon the exercise of the Option and the retention or transfer of shares thereby acquired) as the Committee may deem advisable. Each Award Agreement shall identify the Option evidenced thereby as an Incentive Option or Nonstatutory Option, as the case may be, and no Award Agreement shall cover both an Incentive Option and a Nonstatutory Option. Each Award Agreement relating to an Incentive Option granted hereunder shall contain such limitations and restrictions upon the exercise of the Incentive Option to which it relates as shall be necessary for the Incentive Option to which such Award Agreement relates to constitute an incentive stock option, as defined in Section 422 of the Code.

SECTION 6.  STOCK APPRECIATION RIGHTS

        All Stock Appreciation Rights granted under the Plan shall comply with, and the related Award Agreements shall be deemed to include and be subject to, the terms and conditions set forth in this Section 6 (to the extent each term and condition applies to the form of Stock Appreciation Right) and also the terms and conditions set forth in Sections 9 and 10; provided, however, that the Committee may authorize an Award Agreement related to a Stock Appreciation Right that expressly contains terms and provisions that differ from the terms and provisions set forth in Subsections 9.2, 9.3, and 9.4 and any of the terms and provisions of Section 10 (other than Subsection 10.10).

        6.1 FORM OF RIGHT. A Stock Appreciation Right may be granted to an Eligible Individual (a) in connection with an Option, either at the time of grant or at any time during the term of the Option, or (b) independent of an Option.

        6.2 RIGHTS RELATED TO OPTIONS. A Stock Appreciation Right granted pursuant to an Option shall entitle the Holder, upon exercise, to surrender that Option or any portion thereof, to the extent unexercised, and to receive payment of an amount computed pursuant to Subsection 6.2(b). That Option shall then cease to be exercisable to the extent surrendered. Stock Appreciation Rights granted in connection with an Option shall be subject to the terms of the Award Agreement governing the Option, which shall comply with the following provisions in addition to those applicable to Options:

               (a) EXERCISE AND TRANSFER. Subject to Subsection 10.9, a Stock Appreciation Right granted in connection with an Option shall be exercisable only at such time or times and only to the extent that the related Option is exercisable and shall not be transferable except to the extent that the related Option is transferable.

               (b) VALUE OF RIGHT. Upon the exercise of a Stock Appreciation Right related to an Option, the Holder shall be entitled to receive payment from the Corporation of an amount determined by Multiplying:

                       (i) The difference obtained by subtracting the Exercise
               Price of a share of Stock specified in the related Option from the Fair Market Value of a share of Stock on the date of exercise of the Stock Appreciation Right, by

                      (ii) The number of shares as to which that Stock
               Appreciation Right has been exercised.

        6.3 RIGHT WITHOUT OPTION. A Stock Appreciation Right granted independent of an Option shall be exercisable as determined by the Committee and set forth in the Award Agreement governing the Stock Appreciation Right, which Award Agreement shall comply with the following provisions:

               (a) NUMBER OF SHARES. Each Award Agreement shall state the total number of shares of Stock to which the Stock Appreciation Right relates.

               (b) VESTING. Each Award Agreement shall state the time or periods in which the right to exercise the Stock Appreciation Right or a portion thereof shall vest and the number of shares of Stock for which the right to exercise the Stock Appreciation Right shall vest at each such time or period.

               (c) EXPIRATION OF RIGHTS. Each Award Agreement shall state the date at which the Stock Appreciation Rights shall expire if not previously exercised.

               (d) VALUE OF RIGHT. Each Stock Appreciation Right shall entitle the Holder, upon exercise thereof, to receive payment of an amount determined by multiplying:

                       (i) The difference obtained by subtracting the Fair
               Market Value of a share of Stock on the Date of Grant of the Stock Appreciation Right from the Fair Market Value of a share of Stock on the date of exercise of that Stock Appreciation Right, by

                      (ii) The number of shares as to which the Stock
               Appreciation Right has been exercised.

        6.4 LIMITATIONS ON RIGHTS. Notwithstanding Subsections 6.2(b) and 6.3(d), the Committee may limit the amount payable upon exercise of a Stock Appreciation Right. Any such limitation must be determined as of the Date of Grant and be noted on the Award Agreement evidencing the Holder's Stock Appreciation Right.

        6.5 PAYMENT OF RIGHTS. Payment of the amount determined under Subsection 6.2(b) or 6.3(d) and Subsection 6.4 may be made, in the sole discretion of the Committee unless specifically provided otherwise in the Award Agreement, solely in whole shares of Stock valued at Fair Market Value on the date of exercise of the Stock Appreciation Right, solely in cash, or in a combination of cash and whole shares of Stock. If the Committee decides to make full payment in shares of Stock and the amount payable results in a fractional share, payment for the fractional share shall be made in cash.

        6.6 PAYMENT OF TAXES. The Committee may, in its discretion, require a Holder to pay to the Corporation (or the Corporation's Subsidiary if the Holder is an employee of a Subsidiary of the Corporation), at the time of the exercise of a Stock Appreciation Right or thereafter, the amount that the Committee deems necessary to satisfy the Corporation's or its Subsidiary's current or future obligation to withhold federal, state, or local income or other taxes that the Holder incurs by exercising a Stock Appreciation Right. In connection with the exercise of a Stock Appreciation Right requiring tax withholding, a Holder may
(a) direct the Corporation to withhold from the shares of Stock to be issued to the Holder the number of shares necessary to satisfy the Corporation's obligation to withhold taxes, that determination to be based on the shares' Fair Market Value as of the date of exercise; (b) deliver to the Corporation sufficient shares of Stock

(based upon the Fair Market Value as of the date of such delivery) to satisfy the Corporation's tax withholding obligations, which tax withholding obligation is based on the shares' Fair Market Value as of the later of the date of exercise or the date of which the shares of Stock issued in connection with such exercise become includible in the income of the Holder; or (c) deliver sufficient cash to the Corporation to satisfy its tax withholding obligations. Holders who elect to have Stock withheld pursuant to (a) or (b) above must make the election at the time and in the manner that the Committee prescribes. The Committee may, in its sole discretion, deny any Holder's request to satisfy withholding obligations through Stock instead of cash. In the event the Committee subsequently determines that the aggregate Fair Market Value (as determined above) of any shares of Stock withheld or delivered as payment of any tax withholding obligation is insufficient to discharge that tax withholding obligation, then the Holder shall pay to the Corporation, immediately upon the Committee's request, the amount of that deficiency in the form of payment requested by the Commission.

        6.7 OTHER AGREEMENT PROVISIONS. The Award Agreements authorized relating to Stock Appreciation Rights shall contain such provisions in addition to those required by the Plan (including without limitation restrictions or the removal of restrictions upon the exercise of the Stock Appreciation Right and the retention or transfer of shares thereby acquired) as the Committee may deem advisable.

SECTION 7.  RESTRICTED STOCK AWARDS

        All Restricted Stock Awards granted under the Plan shall comply with and be subject to, and the related Award Agreements shall be deemed to include, the terms and conditions set forth in this Section 7 and also to the terms and conditions set forth in Sections 9 and 10; provided, however, that the Committee may authorize an Award Agreement related to a Restricted Stock Award that expressly contains terms and provisions that differ from the terms and provisions set forth in Subsections 9.2, 9.3, and 9.4 and the terms and provisions set forth in Section 10 (other than Subsections 10.9 and 10.10).

        7.1 RESTRICTIONS. All shares of Restricted Stock Awards granted or sold pursuant to the Plan shall be subject to the following conditions:

               (a) TRANSFERABILITY. The shares may not be sold, transferred, or otherwise alienated or hypothecated until the restrictions are removed or expire.

               (b) CONDITIONS TO REMOVAL OF RESTRICTIONS. Conditions to removal or expiration of the restrictions may include, but are not required to be limited to, continuing employment or service as a director, officer, or Key Employee or achievement of performance objectives described in the Award Agreement.

               (c) LEGEND. Each certificate representing Restricted Stock Awards granted pursuant to the Plan shall bear a legend making appropriate reference to the restrictions imposed.

               (d) POSSESSION. The Committee may require the Corporation to retain physical custody of the certificates representing Restricted Stock Awards during the restriction period and may require the Holder of the Award to execute stock powers in blank for those certificates and deliver those stock powers to the Corporation, or the Committee may require the Holder to enter into an escrow agreement providing that the certificates representing Restricted Stock Awards granted or sold pursuant to the Plan shall remain in the physical custody of an escrow holder until all restrictions are removed or expire.

               (e) OTHER CONDITIONS. The Committee may impose other conditions on any shares granted or sold as Restricted Stock Awards pursuant to the Plan as it may deem advisable, including without limitation (i) restrictions under the Securities Act or Exchange Act, (ii) the requirements of any securities exchange upon which the shares or shares of the same class are then listed, and (iii) any state securities law applicable to the shares.

        7.2 EXPIRATION OF RESTRICTIONS. The restrictions imposed in Subsection
7.1 on Restricted Stock Awards shall lapse as determined by the Committee and set forth in the applicable Award Agreement, and the Corporation shall promptly deliver to the Holder of the Restricted Stock Award a certificate representing the number of shares for which restrictions have lapsed, free of any restrictive legend relating to the lapsed restrictions. Each Restricted Stock Award may have a different restriction period as determined by the Committee in its sole discretion. The Committee may, in its discretion, prospectively reduce the restriction period applicable to a particular Restricted Stock Award.

        7.3 RIGHTS AS STOCKHOLDER. Subject to the provisions of Subsections 7.1 and 10.10, the Committee may, in its discretion, determine what rights, if any, the Holder shall have with respect to the Restricted Stock Awards granted or sold, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.

        7.4 PAYMENT OF TAXES. The Committee may, in its discretion, require a Holder to pay to the Corporation (or the Corporation's Subsidiary if the Holder is an employee of a Subsidiary of the Corporation) the amount that the Committee deems necessary to satisfy the Corporation's or its Subsidiary's current or future obligation to withhold federal, state, or local income or other taxes that the Holder incurs by reason of the Restricted Stock Award. The Holder may
(a) direct the Corporation to withhold from the shares of Stock to be issued to the Holder the number of shares necessary to satisfy the Corporation's obligation to withhold taxes, that determination to be based on the shares' Fair Market Value as of the date on which tax withholding is to be made; (b) deliver to the Corporation sufficient shares of Stock (based upon the Fair Market Value as of the date of such delivery) to satisfy the Corporation's tax withholding obligations, which tax withholding obligation is based on the shares' Fair Market Value as of the later of the date of issuance or the date as of which the shares of Stock issued become includible in the income of the Holder; or (c) deliver sufficient cash to the Corporation to satisfy its tax withholding obligations. Holders who elect to have Stock withheld pursuant to (a) or (b) above must make the election at the time and in the manner that the Committee prescribes. The Committee may, in its sole discretion, deny any Holder's request to satisfy withholding obligations through Stock instead of cash. In the event the Committee subsequently determines that the aggregate Fair Market Value

(as determined above) of any shares of Stock withheld or delivered as payment of any tax withholding obligation is insufficient to discharge that tax withholding obligation, then the Holder shall pay to the Corporation, immediately upon the Committee's request, the amount of that deficiency.

        7.5 OTHER AGREEMENT PROVISIONS. The Award Agreements relating to Restricted Stock Awards shall contain such provisions in addition to those required by the Plan as the Committee may deem advisable.

SECTION 8.  AWARDS TO NON-EMPLOYEE DIRECTORS

        Except as otherwise provided in this Section 8 or the applicable Award Agreement, Awards granted pursuant to this Section 8 shall be subject to the conditions of Section 5 to the extent permitted under Rule 16b-3.

        8.1 INELIGIBILITY FOR OTHER AWARDS. Non-Employee Directors shall not be eligible to receive any Awards under the Plan other than the Awards specified in this Section 8.

        8.2 AUTOMATIC GRANT OF AWARDS. Unless any Non-Employee Director (or director nominee) shall have given written notice to the Corporation that he or she declines to accept any Award pursuant to this Subsection 8.2 on or prior to the Date of Grant of such Award,

               (a) each Non-Employee Director who is a director on the close of business of the Effective Date of this Plan automatically shall be granted, as of the Effective Date, Options to purchase 4,300 shares of Stock (after giving effect to a 4.3-for-1 stock split effective March 1, 1996), which Options shall have a per share Exercise Price equal to $7.44 (after giving effect to a 4.3-for-1 stock split effective March 1, 1996);

               (b) commencing on April 1, 1996, and on each April 1 thereafter through and including April 1, 1997, each person who is a Non-Employee Director on such date automatically shall be granted Options to purchase 4,300 shares of Stock, which Options shall have a per share Exercise Price equal to the Fair Market Value of the Stock on the Date of Grant.

               (c) commencing on April 1, 1998 and on each April 1 thereafter through and including April 1, 2005, each person who is a Non-Employee Director on such date automatically shall be granted Options to purchase 5,000 shares of Stock, which Options shall have a per share Exercise Price equal to the Fair Market Value of the Stock on the Date of Grant.

        8.3 AVAILABLE STOCK. The automatic Awards specified in Subsection 8.2 shall be made in the amounts specified in Subsection 8.2 only if the number of shares of Stock available to be issued, transferred or exercised pursuant to Awards under this Plan (as calculated in Section 2) is sufficient to make all automatic grants required to be made by Subsection 8.2 on the Date of Grant of those automatic Awards. In the event that the number of shares of Stock that are available to be issued, transferred, or exercised pursuant to Awards under the Plan on the Date of Grant of the automatic Awards described in Subsection 8.2 is insufficient to permit the grant of the entire number of shares specified in Subsection 8.2, then the number of available shares shall be apportioned equally among the automatic Awards made on that date, and the number of shares apportioned to each automatic Award shall be the amount of shares automatically subject to that automatic Award.

        8.4 EXERCISABILITY. Options granted pursuant to Section 8.2 shall vest immediately upon their grant, and shall be exercisable for a period of ten years from the date of their grant.

SECTION 9.  ADJUSTMENT PROVISIONS

        9.1 ADJUSTMENT OF AWARDS AND AUTHORIZED STOCK. The terms of an Award and the number of shares of Stock authorized pursuant to Subsection 2.1 and Section 8 for issuance under the Plan shall be subject to adjustment from time to time, in accordance with the following provisions:

               (a) If at any time, or from time to time, the Corporation shall subdivide as a whole (by reclassification, by a Stock split, by the issuance of a distribution on Stock payable in Stock, or otherwise) the number of shares of Stock then outstanding into a greater number of shares of Stock, then (i) the maximum number of shares of Stock available for the Plan as provided in Subsection 2.1 shall be increased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted, (ii) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any Award shall be increased proportionately, and (iii) the price (including Exercise Price) for each share of Stock (or other kind of shares or securities) subject to then outstanding Awards shall be reduced proportionately, without changing the aggregate purchase price or value as to which outstanding Awards remain exercisable or subject to restrictions.

               (b) If at any time, or from time to time, the Corporation shall consolidate as a whole (by reclassification, reverse Stock split, or otherwise) the number of shares of Stock then outstanding into a lesser number of shares of Stock, then (i) the maximum number of shares of Stock available for the Plan as provided in Subsection 2.1 shall be decreased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted, (ii) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any Award shall be decreased proportionately, and (iii) the price (including Exercise Price) for each share of Stock (or other kind of shares or securities) subject to then outstanding Awards shall be increased proportionately, without changing the aggregate purchase price or value as to which outstanding Awards remain exercisable or subject to restrictions.

               (c) Whenever the number of shares of Stock subject to outstanding Awards and the price for each share of Stock subject to outstanding Awards are required to be adjusted as provided in this Subsection 9.1, the Committee shall promptly prepare a notice setting forth, in reasonable detail, the event requiring adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the change in price and the number of shares of Stock, other securities, cash, or property purchasable subject to each Award after giving effect to the adjustments. The Committee shall promptly give each Holder such a notice.

               (d) Adjustments under Subsections 9(a) and (b) shall be made by the Committee, and its determination as to what adjustments shall be made and the extent thereof shall be final, binding, and conclusive. No fractional interest shall be issued under the Plan on account of any such adjustments.

        9.2 CHANGES IN CONTROL. Any Award Agreement may provide that, upon the occurrence of a Change in Control, one or more of the following apply: (a) each Holder of an Option shall immediately be granted corresponding Stock Appreciation Rights; (b) all outstanding Stock Appreciation Rights and Options shall immediately become fully vested and exercisable in full, including that portion of any Stock Appreciation Right or Option that pursuant to the terms and provisions of the applicable Award Agreement had not yet become exercisable (the total number of shares of Stock as to which a Stock Appreciation Right or Option is exercisable upon the occurrence of a change in Control is referred to herein as the "Total Shares"); and (c) the restriction period of any Restricted Stock Award shall immediately be accelerated and the restrictions shall expire. An Award Agreement does not have to provide for any of the foregoing. If a Change in Control involves a Restructuring or occurs in connection with a series of related transactions involving a Restructuring and if such Restructuring is in the form of a Non-Surviving Event and as a part of such Restructuring shares of Stock, other securities, cash, or property shall be issuable or deliverable in exchange for Stock, then the Holder of an Award shall be entitled to purchase or receive (in lieu of the Total Shares that the Holder would otherwise be entitled to purchase or receive), as appropriate for the form of Award, the number of shares of Stock, other securities, cash, or property to which that number of Total Shares would have been entitled in connection with such Restructuring (and, for Options, at an aggregate exercise price equal to the Exercise Price that would have been payable if that number of Total Shares had been purchased on the exercise of the Option immediately before the consummation of the Restructuring). Nothing in this Subsection 9.2 shall impose on a Holder the obligation to exercise any Award immediately before or upon the Change of Control, or cause Holder to forfeit the right to exercise the Award during the remainder of the original term of the Award because of a Change in Control.

        9.3 RESTRUCTURING WITHOUT CHANGE IN CONTROL. In the event a Restructuring shall occur at any time while there is any outstanding Award hereunder and that Restructuring does not occur in connection with a Change in Control or a series of related transactions involving a Change in Control, then:

               (a) no outstanding Option or Stock Appreciation Right shall immediately become fully vested and exercisable in full merely because of the occurrence of the Restructuring;

               (b) no Holder of an Option shall automatically be granted corresponding Stock Appreciation Rights;

               (c) the restriction period of any Restricted Stock Award shall not immediately be accelerated and the restrictions expire merely because of the occurrence of the Restructuring; and

               (d) at the option of the Committee, the Committee may (but shall not be required to) cause the Corporation to take any one or more of the following actions:

                        (i) accelerate in whole or in part the time of the
               vesting and exercisability of any one or more of the outstanding Stock Appreciation Rights and Options so as to provide that those Stock Appreciation Rights and Options shall be exercisable before, upon, or after the consummation of the Restructuring;

                       (ii) grant each Holder of an Option corresponding Stock
               Appreciation Rights;

                       (iii) accelerate in whole or in part the expiration of
               some or all of the restrictions on any Restricted Stock Award;

                       (iv) if the Restructuring is in the form of a
               Non-Surviving Event, cause the surviving entity to assume in whole or in part any one or more of the outstanding Awards upon such terms and provisions as the Committee deems desirable; or

                       (v) redeem in whole or in part any one or more of the
               outstanding Awards (whether or not then exercisable) in consideration of a cash payment, as such payment may be reduced for tax withholding obligations as contemplated in Subsections 5.9, 6.6, or 7.4, as applicable, in an amount equal to:

                             (A) for Options and Stock Appreciation Rights
                      granted in connection with Options, the excess of (1) the Fair Market Value, determined as of the date immediately preceding the consummation of the Restructuring, of the aggregate number of shares of Stock subject to the Award and as to which the Award is being redeemed over (2) the Exercise Price for that number of shares of Stock;

                             (B) for Stock Appreciation Rights not granted in
                      connection with an Option, the excess of (1) the Fair Market Value, determined as of the date immediately preceding the consummation of the Restructuring, of the aggregate number of shares of Stock subject to the Award and as to which the Award is being redeemed over (2) the Fair Market Value of that number of shares of Stock on the Date of Grant; and

                             (C) for Restricted Stock Awards, the Fair Market
                      Value, determined as of the date immediately preceding the consummation of the Restructuring, of the aggregate number of shares of Stock subject to the Award and as to which the Award is being redeemed.

The Corporation shall promptly notify each Holder of any election or action taken by the Corporation under this Subsection 9.3. In the event of any election or action taken by the Corporation pursuant to this Subsection 9.3 that requires the amendment or cancellation of any Award Agreement as may be specified in any notice to the Holder thereof, that Holder shall promptly deliver that Award Agreement to the Corporation in order for that amendment or cancellation to be implemented by the Corporation and the Committee. The failure of the Holder to deliver any such Award Agreement to the Corporation as provided in the preceding sentence shall not in any manner affect the validity or enforceability of any action taken by the Corporation and the Committee under this Subsection 9.3, including without limitation any redemption of an Award as of the consummation of a Restructuring. Any cash payment to be made by the Corporation pursuant to this Subsection 9.3 in connection with the redemption of any outstanding Awards shall be paid to the Holder thereof currently with the delivery to the Corporation of the Award Agreement evidencing that Award; provided, however, that any such redemption shall be effective upon the consummation of the Restructuring notwithstanding that the payment of the redemption price may occur subsequent to the consummation. If all or any portion of an outstanding Award is to be exercised or accelerated upon or after the consummation of a Restructuring that does not occur in connection with a Change in Control and is in the form of a Non-Surviving Event, and as a part of that Restructuring shares of stock, other securities, cash, or property shall be issuable or deliverable in exchange for Stock, then the Holder of the Award shall thereafter be entitled to purchase or receive (in lieu of the number of shares of Stock that the Holder would otherwise be entitled to purchase or receive) the number of shares of Stock, other securities, cash, or property to which such number of shares of Stock would have been entitled in connection with the Restructuring (and, for Options, upon payment of the aggregate exercise price equal to the Exercise Price that would have been payable if that number of Total Shares had been purchased on the exercise of the Option immediately before the consummation of the Restructuring) and such Award shall be subject to adjustments that shall be as nearly equivalent as may be practical to the adjustments provided for in this Section 9.

        9.4 NOTICE OF RESTRUCTURING. The Corporation shall attempt to keep all Holders informed with respect to any Restructuring or of any potential Restructuring to the same extent that the Corporation's stockholders are informed by the Corporation of any such event or potential event.

SECTION 10.  ADDITIONAL PROVISIONS

        10.1 TERMINATION OF EMPLOYMENT. If a Holder is an Eligible Individual because the Holder is an Employee and if that employment relationship is terminated for any reason other than (a) that Holder's death or (b) that Holder's Disability (hereafter defined), then any and all Awards held by such Holder in such Holder's capacity as an Employee as of the date of the termination that are not yet exercisable (or for which restrictions have not lapsed) shall become null and void as of the date of such termination; provided, however, that the portion, if any, of such Awards that are exercisable as of the date of termination shall be exercisable for a period of the lesser of (a) the remainder of the term of the Award or (b) the date which is 30 days after the date of termination. Any portion of an Award not exercised upon the expiration of the lesser of the period specified above shall be null and void unless the Holder dies during such period, in which case the provisions of Subsection 10.3 shall govern.

        10.2 OTHER LOSS OF ELIGIBILITY - NON-EMPLOYEES. If a Holder is an Eligible Individual because the Holder is serving in a capacity other than as an Employee and if that capacity is terminated for any reason other than the Holder's death or Disability, then that portion, if any, of any and all Awards held by the Holder that were granted because of that capacity which are not yet exercisable (or for which restrictions have not lapsed) as of the date of the termination shall become null and void as of the date of the termination; provided, however, that the portion, if any, of any and all Awards held by the Holder that are then exercisable as of the date of the termination shall be exercisable for a period of the lesser of (a) the remainder of the term of the Award or (b) 30 days following the date such capacity is terminated. If a Holder is an Eligible Individual because the Holder is serving in a capacity other than as an Employee and if that capacity is terminated by reason of the Holder's death or Disability, then the portion, if any, of any and all Awards held by the Holder that are not yet exercisable (or for which restrictions have not lapsed) as of the date of that termination for death or Disability shall become exercisable (and the restrictions thereon, if any, shall lapse) and all such Awards held by that Holder as of the date of termination that are exercisable (either as a result of this sentence or otherwise) shall be exercisable for a period of the lesser of (a) the remainder of the term of the Award or (b) the date which is 30 days after the date of termination. Any portion of an Award not exercised upon the expiration of the periods specified in (a) or (b) of the preceding two sentences shall be null and void upon the expiration of such period, as applicable.

        10.3 DEATH. Upon the death of a Holder, any and all Awards held by the Holder that are not yet exercisable (or for which restrictions have not lapsed) as of the date of the Holder's death shall become exercisable as provided below and any restrictions shall immediately lapse as of the date of death; provided, however, that the Awards held by the Holder as of the date of death shall be exercisable by that Holder's legal representatives, heirs, legatees, or distributees for a period of 90 days following the date of the Holder's death. Any portion of an Award not exercised upon the expiration of such period shall be null and void. Except as expressly provided in this Subsection 10.3, no Award held by a Holder shall be exercisable after the death of that Holder.

        10.4 DISABILITY. If a Holder is an Eligible Individual because the Holder is an Employee and if that employment relationship is terminated by reason of the Holder's Disability, then the portion, if any, of any and all Awards held by the Holder that are not yet exercisable (or for which restrictions have not lapsed) as of the date of that termination for Disability shall become exercisable as provided below and any restrictions shall immediately lapse as of the date of termination; provided, however, that the Awards held by the Holder as of the date of that termination shall be exercisable by the Holder, his guardian or his legal representative for a period of 30 days following the date of such termination. Any portion of an Award not exercised upon the expiration of such period shall be null and void unless the Holder dies during such period, in which event the provisions of Subsection 10.3 shall govern. "Disability" shall have the meaning given it in the employment agreement of the Holder; provided, however, that if that Holder has no employment agreement, "Disability" shall mean, as determined by the Board of Directors in the sole discretion exercised in good faith of the Board of Directors, a physical or mental impairment of sufficient severity that either the Holder is unable to continue performing the duties he performed before such impairment or the Holder's condition entitles him to disability benefits under any insurance or employee benefit plan of the Corporation or its Subsidiaries and that impairment or condition is cited by the Corporation as the reason for termination of the Holder's employment.

        10.5 LEAVE OF ABSENCE. With respect to an Award, the Committee may, in its sole discretion, determine that any Holder who is on leave of absence for any reason will be considered to still be in the employ of the Corporation for any or all purposes of the Plan and the Award Agreement of such Holder.

        10.6 TRANSFERABILITY OF AWARDS. In addition to such other terms and conditions as may be included in a particular Award Agreement, an Award requiring exercise shall be exercisable during a Holder's lifetime only by that Holder or by that Holder's guardian or legal representative. An Award requiring exercise shall not be transferrable other than (i) by will or the laws of descent and distribution, or (ii) upon the written consent of a majority of the Committee members.

        10.7 FORFEITURE AND RESTRICTIONS ON TRANSFER. Each Award Agreement may contain or otherwise provide for conditions giving rise to the forfeiture of the Stock acquired pursuant to an Award or otherwise and may also provide for those restrictions on the transferability of shares of the Stock acquired pursuant to an Award or otherwise that the Committee in its sole and absolute discretion may deem proper or advisable. The conditions giving rise to forfeiture may include, but need not be limited to, the requirement that the Holder render substantial services to the Corporation or its Subsidiaries for a specified period of time. The restrictions on transferability may include, but need not be limited to, options and rights of first refusal in favor of the Corporation and stockholders of the Corporation other than the Holder of such shares of Stock who is a party to the particular Award Agreement or a subsequent holder of the shares of Stock who is bound by that Award Agreement.

        10.8 DELIVERY OF CERTIFICATES OF STOCK. Subject to Subsection 10.9, the Corporation shall promptly issue and deliver a certificate representing the number of shares of Stock as to which (a) an Option has been exercised after the Corporation receives an Exercise Notice and upon receipt by the Corporation of the Exercise Price and any tax withholding as may be requested, (b) a Stock Appreciation Right has been exercised (to the extent the Committee determines to pay such Stock Appreciation Right in shares of Stock pursuant to Subsection 6.5) and upon receipt by the Corporation of any tax withholding as may be requested, and (c) restrictions have lapsed with respect to a Restricted Stock Award and upon receipt by the Corporation of any tax withholding as may be requested. The value of the shares of Stock or cash transferable because of an Award under the Plan shall not bear any interest owing to the passage of time, except as may be otherwise provided in an Award Agreement. If a Holder is entitled to receive certificates representing Stock received for more than one form of Award under the Plan, separate Stock certificates shall be issued with respect to Incentive Options and Nonstatutory Options.

        10.9 CONDITIONS TO DELIVERY OF STOCK. Nothing herein or in any Award granted hereunder or any Award Agreement shall require the Corporation to issue any shares with respect to any Award if that issuance would, in the opinion of counsel for the Corporation, constitute a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable statute or regulation, or the rules of any applicable securities exchange or securities association, as then in effect. At the time of any exercise of an Option or Stock Appreciation Right, or at the time of any grant of a Restricted Stock Award, the Corporation may, as a condition precedent to the exercise of such Option or Stock Appreciation Right or vesting of any Restricted Stock Award, require from the Holder of the Award (or in the event of his death, his legal representatives, heirs, legatees, or distributees) such written representations, if any, concerning the Holder's intentions with regard to the retention or disposition of the shares of Stock being acquired pursuant to the Award and such written covenants and agreements, if any, as to the manner of disposal of such shares as, in the opinion of counsel to the Corporation, may be necessary to ensure that any disposition by that Holder (or in the event of the Holder's death, his legal representatives, heirs, legatees, or distributees) will not involve a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable state or federal statute or regulation, or any rule of any applicable securities exchange or securities association, as then in effect.

        10.10 CERTAIN DIRECTORS AND OFFICERS. With respect to Holders who are directors or officers of the Corporation or any of its Subsidiaries and who are subject to Section 16(b) of the Exchange Act, Awards and all rights under the Plan shall be exercisable during the Holder's lifetime only by the Holder or the Holder's guardian or legal representative, but not for at least six months after grant, unless (a) the Board of Directors expressly authorizes that an Award shall be exercisable before the expiration of the six-month period or (b) the death or disability of the Holder occurs before the expiration of the six-month period. In addition, no such officer or director shall exercise any Stock Appreciation Right or have shares of Stock withheld to pay tax withholding obligations within the first six months of the term of an Award. Any election by any such officer or director to have tax withholding obligations satisfied by the withholding of shares of Stock shall be irrevocable and shall be communicated to the Committee during the period beginning on the third day following the date of release of quarterly or annual summary statements of sales and earnings and ending on the twelfth business day following such date (the "Window Period") or by an irrevocable election communicated to the Committee at least six months before the date of exercise of the Award for which such withholding is desired. Any election by such an officer or director to receive cash in full or partial settlement of a Stock Appreciation Right, as well as any exercise by such individual of a Stock Appreciation Right for such cash, in either case to the extent permitted under the applicable Award Agreement or otherwise permitted by the Committee, shall be made during the Window Period or within any other periods that the Committee shall specify from time to time.

        10.11 SECURITIES ACT LEGEND. Certificates for shares of Stock, when issued, may have the following legend, or statements of other applicable restrictions (including, without limitation, restrictions required under any Federal, state or foreign law), endorsed thereon and may not be immediately transferable:

        THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, TRANSFERRED, OR OTHERWISE DISPOSED OF UNTIL THE HOLDER HEREOF PROVIDES EVIDENCE SATISFACTORY TO THE ISSUER (WHICH, IN THE DISCRETION OF THE ISSUER, MAY INCLUDE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER) THAT SUCH OFFER, SALE, PLEDGE, TRANSFER, OR OTHER DISPOSITION WILL NOT VIOLATE APPLICABLE FEDERAL OR STATE LAWS.

This legend shall not be required for shares of Stock issued pursuant to an effective registration statement under the Securities Act.

        10.12 LEGEND FOR RESTRICTIONS ON TRANSFER. Each certificate representing shares issued to a Holder pursuant to an Award granted under the Plan shall, if such shares are subject to any transfer restriction, including a right of first refusal, provided for under this Plan or an Award Agreement, bear a legend that complies with applicable law with respect to the restrictions on transferability contained in this Subsection 10.12, such as:

        THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY IMPOSED BY THAT CERTAIN INSTRUMENT ENTITLED "DAWSON WELL SERVICING, INC. 1995 INCENTIVE PLAN" AS ADOPTED BY DAWSON WELL SERVICING, INC. (THE "CORPORATION"), AND AN AGREEMENT THEREUNDER BETWEEN THE CORPORATION AND THE INITIAL HOLDER THEREOF DATED ________________, 199_, AND MAY NOT BE TRANSFERRED, SOLD, OR OTHERWISE DISPOSED OF EXCEPT AS THEREIN PROVIDED. THE CORPORATION WILL FURNISH A COPY OF SUCH INSTRUMENT AND AGREEMENT TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE ON REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

        10.13 RIGHTS AS A STOCKHOLDER. A Holder shall have no right as a stockholder with respect to any shares covered by his Award until a certificate representing those shares is issued in his name. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash or other property) or distributions or other rights for which the record date is before the date that certificate is issued, except as contemplated by Section 9 hereof. Nevertheless, dividends, dividend equivalent rights and voting rights may be extended to and made part of any Award denominated in Stock or units of Stock, subject to such terms, conditions and restrictions as the

Committee may establish. The Committee may also establish rules and procedures for the crediting of interest on deferred cash payments and dividend equivalents for deferred payment denominated in Stock or units of Stock.

        10.14 FURNISH INFORMATION. Each Holder shall furnish to the Corporation all information requested by the Corporation to enable it to comply with any reporting or other requirement imposed upon the Corporation by or under any applicable statute or regulation.

        10.15 OBLIGATION TO EXERCISE. The granting of an Award hereunder shall impose no obligation upon the Holder to exercise the same or any part thereof.

        10.16 ADJUSTMENTS TO AWARDS. Subject to the general limitations set forth in Sections 5, 6, and 9, the Committee may make any adjustment in the Exercise Price of, the number of shares subject to, or the terms of a Nonstatutory Option or Stock Appreciation Right by canceling an outstanding Nonstatutory Option or Stock Appreciation Right and regranting a Nonstatutory Option or Stock Appreciation Right. Such adjustment shall be made by amending, substituting, or regranting an outstanding Nonstatutory Option or Stock Appreciation Right. Such amendment, substitution, or regrant may result in terms and conditions that differ from the terms and conditions of the original Nonstatutory Option or Stock Appreciation Right. The Committee may not, however, impair the rights of any Holder of previously granted Nonstatutory Options or Stock Appreciation Rights without that Holder's consent. If such action is effected by amendment, such amendment shall be deemed effective as of the Date of Grant of the amended Award.

        10.17 REMEDIES. The Corporation shall be entitled to recover from a Holder reasonable attorneys' fees incurred in connection with the enforcement of the terms and provisions of the Plan and any Award Agreement whether by an action to enforce specific performance or for damages for its breach or otherwise.

        10.18 INFORMATION CONFIDENTIAL. As partial consideration for the granting of each Award hereunder, the Holder shall agree with the Corporation that he will keep confidential all information and knowledge that he has relating to the manner and amount of his participation in the Plan; provided, however, that such information may be disclosed as required by law and may be given in confidence to the Holder's spouse, tax or financial advisors, or to a financial institution to the extent that such information is necessary to secure a loan. In the event any breach of this promise comes to the attention of the Committee, it shall take into consideration that breach in determining whether to recommend the grant of any future Award to that Holder, as a factor mitigating against the advisability of granting any such future Award to that Person.

        10.19 CONSIDERATION. No Option or Stock Appreciation Right shall be exercisable and no restriction on any Restricted Stock Award shall lapse with respect to a Holder unless and until the Holder thereof shall have paid cash or property to, or performed services for, the Corporation or any of its Subsidiaries that the Committee believes is equal to or greater in value than the par value of the Stock subject to such Award.

SECTION 11.  DURATION AND AMENDMENT OF PLAN

        11.1 DURATION. No Awards may be granted hereunder after the date that is ten years from the earlier of (a) the date the Plan was initially adopted by the Board of Directors and (b) the date the Plan is approved by the stockholders of the Corporation.

        11.2 AMENDMENT. The Board of Directors may, insofar as permitted by law, with respect to any shares which, at the time, are not subject to Awards, suspend or discontinue the Plan or revise or amend it in any respect whatsoever and may amend any provision of the Plan or any Award Agreement to make the Plan or the Award Agreement, or both, comply with Section 16(b) of the Exchange Act and the exemptions from that Section in the regulations thereunder. The Board of Directors may also amend, modify, suspend, or terminate the Plan for the purpose of meeting or addressing any changes in other legal requirements applicable to the Corporation or the Plan or for any other purpose permitted by law. The Plan may not be amended without the consent of the holders of a majority of the shares of Stock then outstanding to (a) increase materially the aggregate number of shares of Stock that may be issued under the Plan (except for adjustments pursuant to Section 9 hereof), (b) increase materially the benefits accruing to Eligible Individuals under the Plan, or (c) modify materially the requirements about eligibility for participation in the Plan; provided, however, that such amendments may be made without the consent of stockholders of the Corporation if changes occur in law or other legal requirements (including Rule 16b-3) that would permit such changes. In connection with any amendment of the Plan, the Board of Directors shall be authorized to incorporate such provisions as shall be necessary for amounts paid under the Plan to be exempt from Section 162(m) of the Code.

SECTION 12.  GENERAL

        12.1 APPLICATION OF FUNDS. The proceeds received by the Corporation from the sale of shares pursuant to Awards may be used for any general corporate purpose.

        12.2 RIGHT OF THE CORPORATION AND SUBSIDIARIES TO TERMINATE EMPLOYMENT. Nothing contained in the Plan, or in any Award Agreement, shall confer upon any Holder the right to continue in the employ of the Corporation or any Subsidiary or interfere in any way with the rights of the Corporation or any Subsidiary to terminate the Holder's employment at any time.

        12.3 NO LIABILITY FOR GOOD FAITH DETERMINATIONS. Neither the members of the Board of Directors nor any member of the Committee shall be liable for any act, omission or determination taken or made in good faith with respect to the Plan or any Award granted under it; and members of the Board of Directors and the Committee shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage, or expense (including attorneys' fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by the Corporation, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising therefrom to the full extent permitted by law and under any directors' and officers' liability or similar insurance coverage that may from time to time be in effect. This right to indemnification shall be in addition to, and not a limitation on, any other indemnification rights any member of the Board of Directors or the Committee may have.

        12.4 OTHER BENEFITS. Participation in the Plan shall not preclude the Holder from eligibility in any other stock or stock option plan of the Corporation or any Subsidiary or any old age benefit, insurance, pension, profit sharing retirement, bonus, or other extra compensation plans that the Corporation or any Subsidiary has adopted, or may, at any time, adopt for the benefit of its Employees. Neither the adoption of the Plan by the Board of Directors nor the submission of the Plan to the stockholders of the Corporation for approval shall be construed as creating any limitations on the power of the Board of Directors to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and the awarding of stock and cash otherwise than under the Plan and such arrangements may be either generally applicable or applicable only in specific cases.

        12.5 EXCLUSION FROM PENSION AND PROFIT-SHARING COMPENSATION. By acceptance of an Award (regardless of form), as applicable, each Holder shall be deemed to have agreed that the Award is special incentive compensation that will not be taken into account in any manner as salary, compensation, or bonus in determining the amount of any payment under any pension, retirement, or other employee benefit plan of the Corporation or any Subsidiary, unless any pension, retirement, or other employee benefit plan of the Corporation or Subsidiary expressly provides that such Award shall be so considered for purposes of determining the amount of any payment under any such plan. In addition, each beneficiary of a deceased Holder shall be deemed to have agreed that the Award will not affect the amount of any life insurance coverage, if any, provided by the Corporation or a Subsidiary on the life of the Holder that is payable to the beneficiary under any life insurance plan covering employees of the Corporation or any Subsidiary.

        12.6 EXECUTION OF RECEIPTS AND RELEASES. Any payment of cash or any issuance or transfer of shares of Stock to the Holder, or to his legal representative, heir, legatee, or distributee, in accordance with the provisions hereof, shall, to the extent thereof, be in full satisfaction of all claims of such persons hereunder. The Committee may require any Holder, legal representative, heir, legatee, or distributee, as a condition precedent to such payment, to execute a release and receipt therefor in such form as it shall determine.

        12.7 UNFUNDED PLAN. Insofar as it provides for Awards of cash and Stock, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Holders who are entitled to cash, Stock, or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. The Corporation shall not be required to segregate any assets that may at any time be represented by cash, Stock, or rights thereto, nor shall the Plan be construed as providing for such segregation, nor shall the Corporation nor the Board of Directors nor the Committee be deemed to be a trustee of any cash, Stock, or rights thereto to be granted under the Plan. Any liability of the Corporation to any Holder with respect to a grant of cash, Stock, or rights thereto under the Plan shall be based solely upon any contractual obligations that may be created by the Plan and any Award Agreement; no such obligation of the Corporation shall be deemed to be secured by any pledge or other encumbrance on any property of the Corporation.

Neither the Corporation nor the Board of Directors nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by the Plan.

        12.8 NO GUARANTEE OF INTERESTS. Neither the Committee nor the Corporation guarantees the Stock of the Corporation from loss or depreciation.

        12.9 PAYMENT OF EXPENSES. All expenses incident to the administration, termination, or protection of the Plan, including, but not limited to, legal and accounting fees, shall be paid by the Corporation or its Subsidiaries; provided, however, the Corporation or a Subsidiary may recover any and all damages, fees, expenses, and costs arising out of any actions taken by the Corporation to enforce its right to purchase Stock under this Plan.

        12.10 CORPORATION RECORDS. Records of the Corporation or its Subsidiaries regarding the Holder's period of employment, termination of employment and the reason therefor, leaves of absence, re-employment, and other matters shall be conclusive for all purposes hereunder, unless determined by the Committee to be incorrect.

        12.11 INFORMATION. The Corporation and its Subsidiaries shall, upon request or as may be specifically required hereunder, furnish or cause to be furnished all of the information or documentation which is necessary or required by the Committee to perform its duties and functions under the Plan.

        12.12 NO LIABILITY OF CORPORATION. The Corporation assumes no obligation or responsibility to the Holder or his legal representatives, heirs, legatees, or distributees for any act of, or failure to act on the part of, the Committee.

        12.13 CORPORATION ACTION. Any action required of the Corporation shall be by resolution of its Board of Directors or by a person authorized to act by resolution of the Board of Directors.

        12.14 SEVERABILITY. In the event that any provision of this Plan, or the application hereof to any Person or circumstance, is held by a court of competent jurisdiction to be invalid, illegal, or unenforceable in any respect under present or future laws effective during the effective term of any such provision, such invalid, illegal, or unenforceable provision shall be fully severable; and this Plan shall then be construed and enforced as if such invalid, illegal, or unenforceable provision had not been contained in this Plan; and the remaining provisions of this Plan shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Plan. Furthermore, in lieu of each such illegal, invalid, or unenforceable provision, there shall be added automatically as part of this Plan a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable. If any of the terms or provisions of this Plan conflict with the requirements of Rule 16b-3 (as those terms or provisions are applied to Eligible Individuals who are subject to Section 16(b) of the Exchange Act), then those conflicting terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3 and, in lieu of such conflicting provision, there shall be added automatically as part of this Plan a provision as similar in terms to such conflicting provision as may be possible and not conflict with the requirements of Rule 16b-3. If any of the terms or provisions of this Plan conflict with the requirements of Section 422 of the Code (with respect to Incentive Options), then those conflicting terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Section 422 of the Code and, in lieu of such conflicting provision, there shall be added automatically as part of this Plan a provision as similar in terms to such conflicting provision as may be possible and not conflict with the requirements of Section 422 of the Code. With respect to Incentive Options, if this Plan does not contain any provision required to be included herein under Section 422 of the Code, that provision shall be deemed to be incorporated herein with the same force and effect as if that provision had been set out at length herein; provided, however, that, to the extent any Option that is intended to qualify as an Incentive Option cannot so qualify, that Option (to that extent) shall be deemed a Nonstatutory Option for all purposes of the Plan.

        12.15 NOTICES. Whenever any notice is required or permitted hereunder, such notice must be in writing and personally delivered or sent by mail. Any notice required or permitted to be delivered hereunder shall be deemed to be delivered on the date on which it is actually received by the Corporation addressed to the attention of the Corporate Secretary at the Corporation's office as specified in the applicable Award Agreement. The Corporation or a Holder may change, at any time and from time to time, by written notice to the other, the address which it or he had previously specified for receiving notices. Until changed in accordance herewith, the Corporation and each Holder shall specify as its and his address for receiving notices the address set forth in the Award Agreement pertaining to the shares to which such notice relates. Any person entitled to notice hereunder may waive such notice.

        12.16 SUCCESSORS. The Plan shall be binding upon the Holder, his legal representatives, heirs, legatees, and distributees, upon the Corporation, its successors and assigns and upon the Committee and its successors.

        12.17 HEADINGS. The titles and headings of Sections and Subsections are included for convenience of reference only and are not to be considered in construction of the provisions hereof.

        12.18 GOVERNING LAW. All questions arising with respect to the provisions of the Plan shall be determined by application of the laws of the State of Texas, without giving effect to any conflict of law provisions thereof, except to the extent Texas law is preempted by federal law. Questions arising with respect to the provisions of an Award Agreement that are matters of contract law shall be governed by the laws of the state specified in the Award Agreement, except to the extent that Texas corporate law subconflicts with the contract law of such state, in which event Texas corporate law shall govern irrespective of any conflict of law laws. The obligation of the Corporation to sell and deliver Stock hereunder is subject to applicable federal, state and foreign laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Stock.

        12.19 WORD USAGE. Words used in the masculine shall apply to the feminine where applicable, and wherever the context of this Plan dictates, the plural shall be read as the singular and the singular as the plural.

        IN WITNESS WHEREOF, Dawson, acting by and through its officers hereunto duly authorized, has executed this Amended and Restated 1995 Incentive Plan, to be effective as of July 31, 1997.


                               DAWSON PRODUCTION SERVICES, INC.,
                               a Texas corporation

                               By: _____________________________
                                   Michael E. Little, President